EXHIBIT 4.4

IMAX CORPORATION

SUBORDINATED SECURITIES
INDENTURE
Dated as of

                                        ,
Trustee

IMAX CORPORATION
Reconciliation and tie between Trust Indenture Act
of 1939 and Indenture, dated as of

Trust Indenture
Act Section		Indenture Section

§ 310	(a)(1)	607(a)
	(a)(2)	607(a)
	(b)	608
§ 312	(c)	701
§ 314	(a)	703
	(a)(4)	1004
	(c)(1)	102
	(c)(2)	102
	(e)	102
§ 315	(b)	601
§ 316	(a)(last sentence)	101 (“Outstanding”)
	(a)(1)(A)	502, 512
	(a)(1)(B)	513
	(b)	508
	(c)	104(e)
§ 317	(a)(1)	503
	(a)(2)	504
	(b)	1003
§ 318	(a)	111

Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

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          INDENTURE, dated as of                     , ___ between IMAX CORPORATION, a corporation duly organized and existing under the laws of Canada (herein called the “Company”), having its principal office at 2525 Speakman Drive, Mississauga, Ontario L5K 1B1, and _________________, a ________________ duly organized and existing under the laws of                     , as trustee (herein called the “Trustee”).
RECITALS OF THE COMPANY
          The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its senior debentures, notes or other evidences of indebtedness (herein called the “Securities”), which may be convertible into or exchangeable for any securities of any person (including the Company), to be issued in one or more series as provided in this Indenture.
          This Indenture is subject to the provisions of the Trust Indenture Act of 1939, as amended, that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions.
          All things necessary to make this Indenture a valid and binding agreement of the Company, in accordance with its terms, have been done.
          NOW, THEREFORE, THIS INDENTURE WITNESSETH:
          For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:
ARTICLE ONE
DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION
                    SECTION 101. Definitions.
          For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:
     (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;
     (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein, and the terms “cash transaction” and “self-liquidating paper”, as used in TIA Section 311, shall have the meanings assigned to them in the rules of the Commission adopted under the Trust Indenture Act;
     (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term “generally accepted accounting principles” with respect to any computation required or permitted hereunder shall mean such accounting principles used in the Company’s annual financial statements contained in the Company’s annual report delivered to its shareholders in respect of the fiscal year immediately prior to the date of such computation;
     (4) the words “herein”, “hereof” and “hereunder” and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;
     (5) “or” is not exclusive;
     (6) “including” or “include” means including or include without limitation; and
     (7) unsecured or unguaranteed Debt shall not be deemed to be subordinate or junior to secured or guaranteed Debt merely by virtue of its nature as unsecured or guaranteed Debt.
          Certain terms, used principally in Article Three and Article Five are defined in those Articles.
          “Act”, when used with respect to any Holder, has the meaning specified in Section 104.
          “Additional Amounts” means any additional amounts which are required by a Security or by or pursuant to a Board Resolution, under circumstances specified therein, to be paid by the Company in respect of certain taxes imposed on certain Holders and which are owing to such Holders.
          “Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.
          “Authenticating Agent” means any Person appointed by the Trustee to act on behalf of the Trustee pursuant to Section 611 to authenticate Securities.
          “Authorized Newspaper” means a newspaper, in the English language or in an official language of the country of publication, customarily published on each Business Day, whether or not such newspaper is also published on Saturdays, Sundays or holidays, and of general circulation in each place in connection with which the term is used or in the financial community of each such place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any Business Day.

          “Board of Directors” means either the board of directors of the Company or any duly authorized committee of that board.
          “Board Resolution” means a copy of a resolution certified by the General Counsel, Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.
          “Business Day”, when used with respect to any Place of Payment or any other particular location referred to in this Indenture or in the Securities, means, unless otherwise specified with respect to any Securities pursuant to Section 301, each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment or other location are authorized or obligated by law or executive order to close.
          “calculation period” has the meaning specified in Section 311.
          “Capital Stock” means (a) with respect to any Person that is a corporation, any and all shares, interests, participations or other equivalents (however designated and whether or not voting) of corporate stock, including each class of common stock and preferred stock of such Person and (b) with respect to any Person that is not a corporation, any and all partnership, membership or other equity interests of such Person.
          “Commission” means the United States Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.
          “Company” means the Person named as the “Company” in the first paragraph of this Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Company” shall mean such successor Person.
          “Company Request” or “Company Order” means a written request or order signed in the name of the Company by any two Officers, and delivered to the Trustee.
          “Component Currency” has the meaning specified in Section 312.
          “Conversion Date” has the meaning specified in Section 312.
          “Conversion Event” means the cessation of use of (i) a Foreign Currency (other than the Euro or other currency unit) both by the government of the country which issued such Currency and by a central bank or other public institution of or within the international banking community for the settlement of transactions, (ii) the Euro or (iii) any currency unit (or composite currency) other than the Euro for the purposes for which it was established.
          “Corporate Trust Office” means the principal corporate trust office of the Trustee, at which at any particular time its corporate trust business shall be administered, which office on the date of execution of this Indenture is located at                                                             , Attention:                     , except that with respect to presentation of Securities for payment or for registration of transfer or exchange, such term shall mean the office or agency of the Trustee at which, at any particular time, its corporate agency business shall be conducted.
          “corporation” includes corporations, associations, companies and business trusts.
          “covenant defeasance” has the meaning specified in Section 1403.
          “Currency” means any currency or currencies, composite currency or currency unit or currency units, including, without limitation, the Euro, issued by the government of one or more countries or by any recognized confederation or association of such governments.
          “Debt” means notes, bonds, debentures or other similar evidences of indebtedness for money borrowed.
          “Default” means any event which is, or after notice or passage of time or both would be, an Event of Default.
          “Default Notice” has the meaning specified in Section 1603.
          “Defaulted Interest” has the meaning specified in Section 307.
          “defeasance” has the meaning specified in Section 1402.
          “Depositary” means a clearing agency registered under the Exchange Act that is designated to act as Depositary for the Global Securities. The Company initially appoints DTC as the Depositary.
          “Dollar” or “$” means a dollar or other equivalent unit in such coin or currency of the United States as at the time shall be legal tender for the payment of public and private debts.
          “Dollar Equivalent of the Currency Unit” has the meaning specified in Section 312.
          “Dollar Equivalent of the Foreign Currency” has the meaning specified in Section 312.
          “DTC” means The Depository Trust Company, its nominees and their respective successors.
          “Election Date” has the meaning specified in Section 312.
          “Eligible Guarantors” means each of the Company’s North American Subsidiaries.
          “Euro” means the lawful currency of the participating member states of the European Union that have adopted the single currency in accordance with the Treaty establishing the European Community (whether known as the Euro or otherwise).
          “Event of Default” has the meaning specified in Section 501.

          “Exchange Act” means the United States Securities Exchange Act of 1934, as amended.
          “Exchange Date” has the meaning specified in Section 304.
          “Exchange Rate Agent” means, with respect to Securities of or within any series, unless otherwise specified with respect to any Securities pursuant to Section 301, a New York clearing house bank, designated pursuant to Section 301 or Section 313.
          “Exchange Rate Officers’ Certificate” means a certificate setting forth (i) the applicable Market Exchange Rate and (ii) the Dollar or Foreign Currency amounts of principal (and premium, if any) and interest, if any (on an aggregate basis and on the basis of a Security having the lowest denomination principal amount determined in accordance with Section 302 in the relevant Currency), payable with respect to a Security of any series on the basis of such Market Exchange Rate, signed by any Officer of the Company.
          “Extension Notice” has the meaning specified in Section 308.
          “Extension Period” has the meaning specified in Section 308.
          “Final Maturity” has the meaning specified in Section 308.
          “Foreign Currency” means any Currency other than Currency of the United States.
          “Government Obligations” means, unless otherwise specified with respect to any series of Securities pursuant to Section 301, securities which are (i) direct obligations of the government which issued the Currency in which the Securities of a particular series are payable or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the government which issued the Currency in which the Securities of such series are payable, the payment of which is unconditionally guaranteed by such government, which, in either case, are full faith and credit obligations of such government payable in such Currency and are not callable or redeemable at the option of the issuer thereof and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such Government Obligation or a specific payment of interest on or principal of any such Government Obligation held by such custodian for the account of a holder of a depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Obligation or the specific payment of interest on or principal of the Government Obligation evidenced by such depository receipt.
          “Guarantee” has the meaning specified in Section 1502.
          “Guarantee Notation” has the meaning specified in Section 1502.
          “Guarantor” has the meaning specified in Section 1501.

          “Holder” means the Person in whose name a Security is registered in the Security Register.
          “Indenture” means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, and shall include the terms of particular series of Securities established as contemplated by Section 301 and the provisions of the Trust Indenture Act that are deemed to be part hereof; provided, however, that, if at any time more than one Person is acting as Trustee under this instrument, “Indenture” shall mean, with respect to any one or more series of Securities for which such Person is Trustee, this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities for which such Person is Trustee established as contemplated by Section 301, exclusive, however, of any provisions or terms which relate solely to other series of Securities for which such Person is not Trustee, regardless of when such terms or provisions were adopted, and exclusive of any provisions or terms adopted by means of one or more indentures supplemental hereto executed and delivered after such Person had become such Trustee but to which such Person, as such Trustee, was not a party.
          “Indexed Security” means a Security the terms of which provide that the principal amount thereof payable at Stated Maturity may be more or less than the principal face amount thereof at original issuance.
          “interest”, when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity at the rate prescribed in such Original Issue Discount Security, and, when used with respect to a Security which provides for the payment of Additional Amounts pursuant to Section 1005, includes such Additional Amounts.
          “Interest Payment Date”, when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.
          “Judgment Currency” has the meaning specified in Section 113.
          “mandatory sinking fund payment” has the meaning specified in Section 1201.
          “Market Exchange Rate” means, unless otherwise specified with respect to any Securities pursuant to Section 301, (i) for any conversion involving a currency unit on the one hand and Dollars or any Foreign Currency on the other, the exchange rate between the relevant currency unit and Dollars or such Foreign Currency calculated by the method specified pursuant to Section 301 for the Securities of the relevant series, (ii) for any conversion of Dollars into any Foreign Currency, the noon (New York City time) buying rate for such Foreign Currency for cable transfers quoted in New York City as certified for customs purposes by the Federal Reserve Bank of New York and (iii) for any conversion of one Foreign Currency into Dollars or another Foreign Currency, the spot rate at noon local time in the relevant market at which, in accordance with normal banking procedures, the Dollars or Foreign Currency into which conversion is being made could be purchased with the Foreign Currency from which conversion is being made from major banks located in either New York City, London, England or any other principal market for Dollars or such purchased Foreign Currency, in each case determined by the Exchange Rate Agent. Unless otherwise specified with respect to any Securities pursuant to Section 301, in the event of the unavailability of any of the exchange rates provided for in the foregoing clauses (i), (ii) and (iii), the Exchange Rate Agent shall use, in its sole discretion and without liability on its part, such quotation of the Federal Reserve Bank of New York as of the most recent available date, or quotations from one or more major banks in New York City, London, England or another principal market for the Currency in question, or such other quotations as the Exchange Rate Agent shall deem appropriate. Unless otherwise specified by the Exchange Rate Agent, if there is more than one market for dealing in any Currency by reason of foreign exchange regulations or otherwise, the market to be used in respect of such Currency shall be that upon which a non-resident issuer of securities designated in such Currency would purchase such Currency in order to make payments in respect of such securities.
          “Maturity”, when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, notice of redemption, notice of option to elect repayment or otherwise.
          “North American Subsidiary” means any Subsidiary of the Company, as defined in clauses (i) and (ii) only of the definition of Subsidiary, that was formed under the laws of the United States or any state of the United States or the District of Columbia or under the laws of Canada or any province or territory thereof.
          “Officer” means the Chairman of the Board, the Vice Chairman, the Chief Executive Officer, the President, any Executive Vice President, any Senior Vice President, any Vice President, the General Counsel, the Treasurer or the Secretary or any Assistant Treasurer or Assistant Secretary of the Company.
          “Officers’ Certificate” means a written certificate signed in the name of the Company by any two Officers, and delivered to the Trustee.
          “Opinion of Counsel” means a written opinion of counsel, who may be counsel for the Company, including an employee of the Company.
          “Optional Reset Date” has the meaning specified in Section 307.
          “optional sinking fund payment” has the meaning specified in Section 1201.
          “Original Issue Discount Security” means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.
          “Original Stated Maturity” has the meaning specified in Section 308.
          “Outstanding”, when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

     (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation pursuant to the terms of this Indenture;
     (ii) Securities, or portions thereof, for whose payment or redemption or repayment at the option of the Holder money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefore satisfactory to the Trustee has been made;
     (iii) Securities, except to the extent provided in Sections 1402 and 1403, with respect to which the Company has effected defeasance and/or covenant defeasance as provided in Article Fourteen; and
     (iv) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a protected purchaser (as defined in Article 8 of the Uniform Commercial Code) in whose hands such Securities are valid obligations of the Company;
provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, and for the purpose of making the calculations required by TIA Section 313, (i) the principal amount of an Original Issue Discount Security that may be counted in making such determination or calculation and that shall be deemed to be Outstanding for such purpose shall be equal to the amount of principal thereof that would be (or shall have been declared to be) due and payable, at the time of such determination, upon a declaration of acceleration of the maturity thereof pursuant to Section 502, (ii) the principal amount of any Security denominated in a Foreign Currency that may be counted in making such determination or calculation and that shall be deemed Outstanding for such purpose shall be equal to the Dollar equivalent, determined as of the date such Security is originally issued by the Company as set forth in an Exchange Rate Officers’ Certificate delivered to the Trustee, of the principal amount (or, in the case of an Original Issue Discount Security, the Dollar equivalent as of such date of original issuance of the amount determined as provided in clause (i) above) of such Security, (iii) the principal amount of any Indexed Security that may be counted in making such determination or calculation and that shall be deemed outstanding for such purpose shall be equal to the principal face amount of such Indexed Security at original issuance, unless otherwise provided with respect to such Security pursuant to Section 301, and (iv) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in making such calculation or in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor.
          “Paying Agent” means any Person (including the Company acting as Paying Agent) authorized by the Company to pay the principal of (or premium, if any) or interest, if any, on any Securities on behalf of the Company.
          “Payment Blockage Period” has the meaning specified in Section 1603.
          “Person” means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.
          “Place of Payment” means, when used with respect to the Securities of or within any series, the place or places where the principal of (and premium, if any) and interest, if any, on such Securities are payable as specified and as contemplated by or pursuant to Sections 301 and 1002.
          “rates of exchange” has the meaning specified in Section 113.
          “Redemption Date”, when used with respect to any Security to be redeemed, in whole or in part, means the date fixed for such redemption by or pursuant to this Indenture.
          “Redemption Price”, when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.
          “Regular Record Date” for the interest payable on any Interest Payment Date on the Securities of or within any series means the date specified for that purpose as contemplated by Section 301.
          “Repayment Date” means, when used with respect to any Security to be repaid at the option of the Holder, the date fixed for such repayment pursuant to this Indenture.
          “Repayment Price” means, when used with respect to any Security to be repaid at the option of the Holder, the price at which it is to be repaid pursuant to this Indenture.
          “Required Currency” has the meaning specified in Section 113.
          “Reset Notice” has the meaning specified in Section 307.
          “Responsible Officer”, when used with respect to the Trustee, means any vice president, officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above-designated officers, and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.

          “Security” or “Securities” has the meaning stated in the first recital of this Indenture and more particularly means Securities authenticated and delivered under this Indenture; provided, however, that if at any time there is more than one Person acting as Trustee under this Indenture, “Securities” with respect to the Indenture as to which such Person is Trustee shall have the meaning stated in the first recital of this Indenture and shall more particularly mean Securities authenticated and delivered under this Indenture, exclusive, however, of Securities of any series as to which such Person is not Trustee.
          “Securities Act” means the United States Securities Act of 1933, as amended.
          “Security Register” and “Security Registrar” have the respective meanings specified in Section 305.
          “Senior Indebtedness” means the principal of (and premium, if any) and unpaid interest on (i) indebtedness of the Company (including indebtedness of others guaranteed by the Company), whether outstanding on the date hereof or thereafter created, incurred, assumed or guaranteed, for money borrowed, unless in the instrument creating or evidencing the same or pursuant to which the same is outstanding it is provided that such indebtedness is not senior or prior in right of payment to the Securities, and (ii) renewals, extensions, modifications and refundings of any such indebtedness.
          “Special Record Date” for the payment of any Defaulted Interest on the Securities of or within any series means a date fixed by the Trustee pursuant to Section 307.
          “Specified Amount” has the meaning specified in Section 312.
          “Stated Maturity”, when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable, as such date may be extended pursuant to the provisions of Section 308.
          “Subsequent Interest Period” has the meaning specified in Section 307.
          “Subsidiary” means, with respect to any Person, (i) any corporation, association or other business entity of which more than 50% of the total voting power of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person (or a combination thereof), (ii) any partnership (a) the sole general partner or the managing
          “Trust Indenture Act” or “TIA” means the Trust Indenture Act of 1939 as in force at the date as of which this Indenture was executed, except as provided in Section 905; provided, however, that in the event the Trust Indenture Act is amended after such date, “Trust Indenture Act” or “TIA” means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.
          “Trustee” means the Person named as the “Trustee” in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Trustee” shall mean or include each Person who is then a Trustee hereunder; provided, however, that if at any time there is more than one such Person, “Trustee” as used with respect to the Securities of any series shall mean only the Trustee with respect to Securities of that series.
          “United States” means, unless otherwise specified with respect to any Securities pursuant to Section 301, the United States of America (including the states and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.
          “United States person” means, unless otherwise specified with respect to any Securities pursuant to Section 301, an individual who is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or an estate or trust the income of which is subject to United States federal income taxation regardless of its source.
          “Valuation Date” has the meaning specified in Section 312.
          “Vice President”, when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title “vice president”.
          “Yield to Maturity” means the yield to maturity, computed at the time of issuance of a Security (or, if applicable, at the most recent redetermination of interest on such Security) and as set forth in such Security in accordance with generally accepted United States bond yield computation principles.
                    SECTION 102. Compliance Certificates and Opinions.
          Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Trustee may require an Officers’ Certificate stating that all conditions precedent, if any, provided for in this Indenture (including any covenant compliance with which constitutes a condition precedent) relating to the proposed action have been complied with or an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, or both; provided, however, that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.
          Every certificate or opinion with respect to compliance with a covenant or condition provided for in this Indenture (other than pursuant to Section 1004) shall include:
     (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;
     (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

     (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and
     (4) a statement as to whether, in the opinion of each such individual, such covenant or condition has been complied with.
                    SECTION 103. Form of Documents Delivered to Trustee.
          In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.
          Any certificate or opinion of an Officer of the Company may be based, insofar as it relates to legal matters, upon an Opinion of Counsel, or a certificate or representations by counsel, unless such Officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations by counsel with respect to the matters upon which his certificate or opinion is based are erroneous. Any such Opinion of Counsel or certificate or representations may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an Officer or Officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.
          Any certificate or opinion of an Officer of the Company or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of, or representations by, an accountant or firm of accountants in the employ of the Company, unless such Officer or counsel, as the case may be, knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the accounting matters upon which such certificate or opinion may be based are erroneous. Any certificate or opinion of any independent firm of chartered accountants filed with the Trustee shall contain a statement that such firm is independent.
          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.
                    SECTION 104. Acts of Holders.
          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of the Outstanding Securities of all series or one or more series, as the case may be, may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agents duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the

Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Holders signing such instrument or instruments or so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.
          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.
          (c) The principal amount and serial numbers of Securities held by any Person, and the date of holding the same, shall be proved by the Security Register.
          (d) If the Company shall solicit from the Holders of Securities any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to a Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. Notwithstanding TIA Section 316(c), such record date shall be the record date specified in or pursuant to such Board Resolution, which shall be a date not earlier than the date 30 days prior to the first solicitation of Holders generally in connection therewith and not later than the date such solicitation is completed. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than eleven months after the record date.
          (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefore or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, any Security Registrar, any Paying Agent, any Authenticating Agent or the Company in reliance thereon, whether or not notation of such action is made upon such Security.
                    SECTION 105. Notices, etc. to Trustee and Company.

          Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,
     (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, or
     (2) the Company or any Guarantor by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company, Attention: General Counsel, addressed to it at the address of its principal office specified in the first paragraph of this Indenture or at any other address previously furnished in writing to the Trustee by the Company.
                    SECTION 106. Notice to Holders; Waiver.
          Where this Indenture provides for notice of any event to Holders of Securities by the Company or the Trustee, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each such Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders of Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders of Securities. Any notice mailed to a Holder in the manner herein prescribed shall be conclusively deemed to have been received by such Holder, whether or not such Holder actually receives such notice.
          In case, by reason of the suspension of or irregularities in regular mail service or by reason of any other cause, it shall be impractical to mail notice of any event to Holders of Securities when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be sufficient giving of such notice for every purpose hereunder.
          Any request, demand, authorization, direction, notice, consent or waiver required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.
          Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.
                    SECTION 107. Effect of Headings and Table of Contents.
          The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                    SECTION 108. Successors and Assigns.
          All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.
                    SECTION 109. Separability Clause.
          In case any provision in this Indenture or in any Security shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
                    SECTION 110. Benefits of Indenture.
          Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto, any Authenticating Agent, any Paying Agent, any Securities Registrar and their successors hereunder and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.
                    SECTION 111. Governing Law.
          This Indenture and the Securities shall be governed by and construed in accordance with the law of the State of New York. This Indenture is subject to the provisions of the Trust Indenture Act that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions.
                    SECTION 112. Legal Holidays.
          In any case where any Interest Payment Date, Redemption Date, Repayment Date, sinking fund payment date or Stated Maturity or Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of any Security other than a provision in the Securities of any series which specifically states that such provision shall apply in lieu of this Section), payment of principal (or premium, if any) or interest, if any, need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date, Redemption Date, Repayment Date or sinking fund payment date, or at the Stated Maturity or Maturity; provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date, Repayment Date, sinking fund payment date, Stated Maturity or Maturity, as the case may be.
                    SECTION 113. Currency Indemnity. (a) The Company covenants and agrees that the following provisions shall apply to conversion of currency in the case of the Securities and this Indenture:
     (i) If for the purposes of obtaining judgment in, or enforcing the judgment of, any court in any country, it becomes necessary to convert into any other currency (the “Judgment Currency”) an amount due or contingently due under the Securities of any series and this Indenture (the “Required Currency”), then the conversion shall be made at the rate of exchange prevailing on the Business Day before the day on which a final judgment which is not appealable or is not appealed is given or the order of enforcement is made, as the case may be (unless a court shall otherwise determine).
     (ii) If there is a change in the rate of exchange prevailing between the Business Day before the day on which the judgment referred to in (i) above is given or an order of enforcement is made, as the case may be (or such other date as a court shall determine), and the date of receipt of the amount due, the Company shall pay such additional (or, as the case may be, such lesser) amount, if any, as may be necessary so that the amount paid in the Judgment Currency when converted at the rate of exchange prevailing on the date of receipt shall produce the amount in the Required Currency originally due.
          (b) In the event of the winding-up of the Company at any time while any amount or damages owing under the Securities and this Indenture, or any judgment or order rendered in respect thereof, shall remain outstanding, the Company shall indemnify and hold the Holders and the Trustee harmless against any deficiency arising or resulting from any variation in rates of exchange between (1) the date as of which the equivalent of the amount in the Required Currency (other than under this paragraph (b)) is calculated for the purposes of such winding-up and (2) the final date for the filing of proofs of claim in such winding-up. For the purpose of this paragraph (b) the final date for the filing of proofs of claim in the winding-up of the Company shall be the date fixed by the liquidator or otherwise in accordance with the relevant provisions of applicable law as being the latest practicable date as at which liabilities of the Company may be ascertained for such winding-up prior to payment by the liquidator or otherwise in respect thereto.
          (c) The obligations contained in paragraphs (a)(ii) and (b) above shall constitute separate and independent obligations of the Company from its other obligations under the Securities and this Indenture, shall give rise to separate and independent causes of action against the Company, shall apply irrespective of any waiver or extension granted by any Holder or Trustee from time to time and shall continue in full force and effect notwithstanding any judgment or order or the filing of any proof of claim in the winding-up of the Company for a liquidated sum in respect of amounts due hereunder (other than under paragraph (b) above) or under any such judgment or order. Any such deficiency as aforesaid shall be deemed to constitute a loss suffered by the Holders or the Trustee, as the case may be, and no proof or evidence of any actual loss shall be required by the Company or the applicable liquidator. In the case of paragraph (b) above, the amount of such deficiency shall not be deemed to be reduced by any variation in rates of exchange occurring between the said final date and the date of any liquidating distribution.
          (d) The term “rate(s) of exchange” shall mean the Bank of Canada noon rate for purchases on the relevant date of the Required Currency with the Judgment Currency, as reported by Telerate on screen 3194 (or such other means of reporting the Bank of Canada noon rate as may be agreed upon by each of the parties to this Indenture) and includes any premiums and costs of exchange payable.

                    SECTION 114. Currency Equivalent.
          Except as otherwise provided in this Indenture, for purposes of the construction of the terms of this Indenture or of the Securities, in the event that any amount is stated herein in the Currency of one nation (the “First Currency”), as of any date such amount shall also be deemed to represent the amount in the Currency of any other relevant nation which is required to purchase such amount in the First Currency at the noon buying rate in the City of New York for cable transfers payable to such First Currency in the City of New York on the applicable issue date, as certified for customs purposes by the Federal Reserve Bank of New York.
                    SECTION 115. Agent for Service; Submission to Jurisdiction; Waiver of Immunities.
          By the execution and delivery of this Indenture, the Company (i) acknowledges that it has irrevocably designated and appointed [•] as its authorized agent upon which process may be served in any suit or proceeding arising out of or relating to the Securities or this Indenture that may be instituted in any United States federal or New York State court in the Borough of Manhattan, The City of New York or brought under federal or state securities laws or brought by the Trustee (whether in its individual capacity or in its capacity as Trustee hereunder), (ii) submits to the non-exclusive jurisdiction of any such court in any such suit or proceeding, and (iii) agrees that service of process upon [•] and written notice of said service to the Company (mailed or delivered to the Company, Attention: General Counsel, at its principal office specified in the first paragraph of this Indenture and in the manner specified in Section 105 hereof), shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. The Company further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of [•] in full force and effect so long as any of the Securities shall be outstanding.
          To the extent that the Company has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, the Company hereby irrevocably waives such immunity in respect of its obligations under this Indenture and the Securities, to the extent permitted by law.
                    SECTION 116. Incorporators, Shareholders, Officers and Directors of the Company Exempt from Individual Liability.
          No recourse under or upon any obligation, covenant or agreement contained in this Indenture, or in any Security, or because of any indebtedness evidenced thereby, shall be had against any incorporator, as such, or against any past, present or future shareholder, officer or director, as such, of the Company or of any successor, either directly or through the Company or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities by the Holders and as part of the consideration for the issue of the Securities.

                    SECTION 117. Waiver of Jury Trial.
          Each of the Company and the Trustee hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Indenture, the Securities or the transactions contemplated hereby.
                    SECTION 118. Conflict with Trust Indenture Act.
          If and to the extent that any provision hereof limits, qualifies or conflicts with the duties imposed by any of Section 310 to 318, inclusive, of the Trust Indenture Act, through operation of Section 318(c) thereof, such imposed duties control.
ARTICLE TWO
SECURITY FORMS
                    SECTION 201. Forms Generally.
          (a) The Securities of each series shall be in substantially the forms as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture or any indenture supplemental hereto, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the Officers executing such Securities, as evidenced by their execution of the Securities. If the forms of Securities of any series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the General Counsel, Secretary or Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities. Any portion of the text of any Security may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Security.
          The Trustee’s certificate of authentication on all Securities shall be in substantially the form set forth in this Article.
          The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods on a steel-engraved border or steel-engraved borders or may be produced in any other manner, all as determined by the Officers executing such Securities, as evidenced by their execution of such Securities.
                    SECTION 202. Form of Trustee’s Certificate of Authentication.
          Subject to Section 611, the Trustee’s certificate of authentication shall be in substantially the following form:
TRUSTEE’S CERTIFICATE OF AUTHENTICATION

          Dated:
          This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

,
as Trustee

By
Authorized Officer

                    SECTION 203. Securities Issuable in Global Form.
          If Securities of or within a series are issuable in global form, as specified as contemplated by Section 301, then, notwithstanding clause (8) of Section 301, any such Security shall represent such of the Outstanding Securities of such series as shall be specified therein and may provide that it shall represent the aggregate amount of Outstanding Securities of such series from time to time endorsed thereon and that the aggregate amount of Outstanding Securities of such series represented thereby may from time to time be increased or decreased to reflect exchanges. Any endorsement of a Security in global form to reflect the amount, or any increase or decrease in the amount, of Outstanding Securities represented thereby shall be made by the Trustee in such manner and upon instructions given by such Person or Persons as shall be specified therein or in the Company Order to be delivered to the Trustee pursuant to Section 303 or Section 304. Subject to the provisions of Section 303 and, if applicable, Section 304, the Trustee shall deliver and redeliver any Security in permanent global form in the manner and upon instructions given by the Person or Persons specified therein or in the applicable Company Order. If a Company Order pursuant to Section 303 or Section 304 has been, or simultaneously is, delivered, any instructions by the Company with respect to endorsement or delivery or redelivery of a Security in global form shall be in writing but need not comply with Section 102 and need not be accompanied by an Opinion of Counsel.
          The provisions of the last sentence of Section 303 shall apply to any Security represented by a Security in global form if such Security was never issued and sold by the Company and the Company delivers to the Trustee the Security in global form together with written instructions (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) with regard to the reduction in the principal amount of Securities represented thereby, together with the written statement contemplated by the last sentence of Section 303.
          Notwithstanding the provisions of Section 307, unless otherwise specified as contemplated by Section 301, payment of principal of (and premium, if any) and interest, if any, on any Security in permanent global form shall be made to the Person or Persons specified therein.
          Notwithstanding the provisions of Section 309 and except as provided in the preceding paragraph, the Company, the Trustee and any agent of the Company and the Trustee shall treat as the Holder of such principal amount of Outstanding Securities represented by a permanent global Security the Holder of such permanent global Security.
          None of the Company, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.
ARTICLE THREE
THE SECURITIES
                    SECTION 301. Amount Unlimited; Issuable in Series.
          The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited. All Securities of any one series need not be issued at the same time and, unless otherwise provided, a series may be reopened, without the consent of the Holders, for issuances of additional Securities of such series. Securities shall be subordinated in right of payment to all Senior Indebtedness as provided in Article Sixteen hereof.
          The Securities may be issued in one or more series. There shall be established in one or more Board Resolutions or pursuant to authority granted by one or more Board Resolutions and, subject to Section 303, set forth in, or determined in the manner provided in, an Officers’ Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series, any or all of the following, as applicable (each of which (except for the matters set forth in clauses (1), (2) and (18) below), if so provided, may be determined from time to time by the Company with respect to unissued Securities of the series and set forth in such Securities of the series when issued from time to time):
     (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all other series of Securities);
     (2) any limit upon the aggregate principal amount of the Securities of the series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 304, 305, 306, 906, 1107 or 1305);
     (3) the date or dates, or the method by which such date or dates shall be determined or extended, on which the principal of the Securities of the series is payable;
     (4) the rate or rates (whether fixed or variable) at which the Securities of the series shall bear interest, if any, or the method by which such rate or rates shall be determined, the date or dates from which such interest shall accrue, or the method by which such date or dates shall be determined, the Interest Payment Dates on which such interest shall be payable and the Regular Record Date for the interest payable on any Security on any Interest Payment Date, or the method by which such date or dates shall be determined, and the basis upon which interest shall be calculated if other than on the basis of a 360-day year of twelve 30-day months;

     (5) the place or places, if any, other than or in addition to The City of New York, where the principal of (and premium, if any) and interest, if any, on Securities of the series shall be payable, where any Securities of the series may be surrendered for registration of transfer, where Securities of the series may be surrendered for exchange, where Securities of the series that are convertible or exchangeable may be surrendered for conversion or exchange, as applicable, and, if different than the location specified in Section 105, the place or places where notices or demands to or upon the Company in respect of the Securities of the series and this Indenture may be served and the extent to which, or the manner in which, any interest payment or Additional Amounts on a global Security on an Interest Payment Date shall be paid;
     (6) the period or periods within which, the price or prices at which, the Currency in which, and other terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company, if the Company is to have that option;
     (7) the right, if any, to extend the interest payment periods and the duration of such extension;
     (8) the obligation, if any, of the Company to redeem, repay or purchase Securities of the series pursuant to any sinking fund or analogous provision or at the option of a Holder thereof, and the period or periods within which, the price or prices at which, the Currency in which, and other terms and conditions upon which Securities of the series shall be redeemed, repaid or purchased, in whole or in part, pursuant to such obligation;
     (9) if other than denominations of $1,000 and any integral multiple thereof, the denomination or denominations in which any Securities of the series shall be issuable;
     (10) if other than the Trustee, the identity of each Security Registrar and/or Paying Agent;
     (11) if other than the principal amount thereof, the portion of the principal amount of Securities of the series that shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502 or the method by which such portion shall be determined;
     (12) if other than Dollars, the Currency in which payment of the principal of (or premium, if any) or interest, if any, on the Securities of the series shall be payable or in which the Securities of the series shall be denominated and the particular provisions applicable thereto in accordance with, in addition to or in lieu of any of the provisions of Section 312;
     (13) whether the amount of payments of principal of (or premium, if any) or interest, if any, on the Securities of the series may be determined with reference to an index, formula or other method (which index, formula or method may be based, without limitation, on one or more Currencies, commodities, equity indices or other indices), and the manner in which such amounts shall be determined;

     (14) whether the principal of (or premium, if any) or interest, if any, on the Securities of the series are to be payable, at the election of the Company or a Holder thereof, in a Currency other than that in which such Securities are denominated or stated to be payable, the period or periods within which (including the Election Date), and the terms and conditions upon which, such election may be made, and the time and manner of determining the exchange rate between the Currency in which such Securities are denominated or stated to be payable and the Currency in which such Securities are to be so payable, in each case in accordance with, in addition to or in lieu of any of the provisions of Section 312;
     (15) the designation of the initial Exchange Rate Agent, if any;
     (16) the applicability, if any, of Sections 1402 and/or 1403 to the Securities of the series and any provisions in modification of, in addition to or in lieu of any of the provisions of Article Fourteen that shall be applicable to the Securities of the series;
     (17) provisions, if any, granting special rights to the Holders of Securities of the series upon the occurrence of such events as may be specified;
     (18) any deletions from, modifications of or additions to the Events of Default or covenants (including any deletions from, modifications of or additions to Section 1007) of the Company with respect to Securities of the series, whether or not such Events of Default or covenants are consistent with the Events of Default or covenants set forth herein;
     (19) whether the Securities of the series shall be issued in whole or in part in permanent global form and, in such case, the Depositary for such Securities if other than DTC; the manner in which and the circumstances under which interests in any such permanent global Security may be exchanged for Securities in definitive form, if other than, or in addition to, the manner and circumstances specified in Section 304;
     (20) the Person to whom any interest on any Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest and the extent to which, or the manner in which, any interest payable on a temporary global Security on an Interest Payment Date shall be paid if other than in the manner provided in Section 304;
     (21) if Securities of the series are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Security of such series) only upon receipt of certain certificates or other documents or satisfaction of other conditions, the form and/or terms of such certificates, documents or conditions;
     (22) if the Securities of the series are to be issued upon the exercise of warrants, the time, manner and place for such Securities to be authenticated and delivered;

     (23) whether, under what circumstances and the Currency in which the Company shall pay Additional Amounts as contemplated by Section 1005 on the Securities of the series to any Holder who is not a United States person (including any modification to the definition of such term) in respect of any tax, assessment or governmental charge and, if so, whether the Company shall have the option to redeem such Securities rather than pay such Additional Amounts (and the terms of any such option);
     (24) which, if any, of the Eligible Guarantors shall guarantee the Securities on the terms set forth in Article Fifteen (each of the Eligible Guarantors that guarantee the Securities described in Article Fifteen, if any, a “Guarantor”) and if payment of the Securities of the series shall be guaranteed by any other Person;
     (25) the percentage or percentages of principal amount of which the Securities of the series shall be issued;
     (26) if the Securities of the series are to be convertible into or exercisable, redeemable or exchangeable for any securities of any Person (including the Company), the terms and conditions upon which such Securities shall be so convertible or exchangeable, including whether conversion, exercise, redemption or exchange is mandatory, at the option of the Holder or at the Company’s option, the date on or the period during which conversion, exercise, redemption or exchange may occur, the initial conversion, exercise, redemption or exchange price or rate and the circumstances or manner in which the amount of common shares or preference shares or other securities issuable upon conversion, exercise, redemption or exchange may be adjusted;;
     (27) the ranking of the obligations of each Guarantor under its respective Guarantee, if other than on parity with all other unsecured Debt, if the Securities of the series are subject to mandatory or optional remarketing or other mandatory or optional resale provisions, and, if applicable, the date or period during which such resale may occur, any conditions to such resale and any right of a Holder to substitute securities for the Securities subject to resale; and
     (28) any other terms, conditions, rights and preferences (or limitations on such rights and preferences) relating to the series (which terms shall not be inconsistent with the requirements of the Trust Indenture Act or the provisions of this Indenture).
          All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such Board Resolution (subject to Section 303) and set forth in such Officers’ Certificate or in any such indenture supplemental hereto. Not all Securities of any one series need be issued at the same time, and, unless otherwise provided, a series may be reopened for issuances of additional Securities of such series.
          If any of the terms of the series are established by action taken pursuant to one or more Board Resolutions, such Board Resolutions shall be delivered to the Trustee at or prior to the delivery of the Officers’ Certificate setting forth the terms of the series.

                    SECTION 302. Denominations.
          The Securities of each series shall be issuable in registered form without coupons in such denominations as shall be specified as contemplated by or pursuant to Section 301. With respect to Securities of any series denominated in Dollars, in the absence of any such provisions, the Securities of such series, other than Securities issued in global form (which may be of any denomination), shall be issuable in denominations of $1,000 and any integral multiple thereof.
                    SECTION 303. Execution, Authentication, Delivery and Dating.
          The Securities shall be executed on behalf of the Company by any Officer. The signature of any Officer on the Securities may be the manual or facsimile signatures of the present or any future such authorized Officer and may be imprinted or otherwise reproduced on the Securities.
          Securities bearing the manual or facsimile signatures of individuals who were at any time the proper Officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.
          At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series, executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities. If not all of the Securities of any series are to be issued at one time and if the Board Resolution or supplemental indenture establishing such series shall so permit, such Company Order may set forth procedures acceptable to the Trustee for the issuance of such Securities and determining the terms of particular Securities of such series such as interest rate, stated maturity, date of issuance and date from which interest shall accrue.
          In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to TIA Sections 315(a) through 315(d)) shall be fully protected in relying upon, an Opinion of Counsel stating:
     (1) that the form or forms of such Securities have been established in conformity with the provisions of this Indenture;
     (2) that the terms of such Securities have been established in conformity with the provisions of this Indenture;
     (3) that such Securities when completed by appropriate insertions and executed and delivered by the Company to the Trustee for authentication in accordance with this Indenture, authenticated and delivered by the Trustee in accordance with this Indenture and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, shall constitute legal, valid and binding obligations of the Company, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting the enforcement of creditors’ rights, to general equitable principles and to such other qualifications as such counsel shall conclude do not materially affect the rights of Holders of such Securities;
     (4) that the Company has the corporate power to issue such Securities, and has duly taken all necessary corporate action with respect to such issuance; and
     (5) that the issuance of such Securities shall not contravene the articles of incorporation or by-laws of the Company or result in any violation of any of the terms or provisions of any law or regulation.
          Notwithstanding the provisions of Section 301 and of the preceding two paragraphs, if not all the Securities of any series are to be issued at one time, it shall not be necessary to deliver the Officers’ Certificate otherwise required pursuant to Section 301 or the Company Order and Opinion of Counsel otherwise required pursuant to the preceding two paragraphs prior to or at the time of issuance of each Security, but such documents shall be delivered prior to or at the time of issuance of the first Security of such series.
          The Trustee shall not be required to authenticate and deliver any such Securities if the issue of such Securities pursuant to this Indenture shall affect the Trustee’s own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.
          Each Security shall be dated the date of its authentication.
          No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of an authorized officer, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 310 together with a written statement (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.
          Reference is made to Section 1505 concerning execution and delivery of the Guarantees.
                    SECTION 304. Temporary Securities.
          Pending the preparation of definitive Securities of any series the Company may execute and the Trustee shall authenticate and deliver temporary Securities (printed or lithographed). Temporary Securities shall be issuable in any authorized denomination and substantially in the form of the definitive Securities but with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the Company. Every such temporary Security shall be executed by the Company and shall be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with the same effect, as the definitive Securities. Without unreasonable delay the Company will execute and deliver to the Trustee definitive Securities of such series and thereupon any or all temporary Securities of such series may be surrendered in exchange therefor, at the Corporate Trust Office of the Trustee, and the Trustee shall authenticate and deliver in exchange for such temporary Securities an equal aggregate principal amount of definitive Securities. Such exchange shall be made by the Company at its own expense and without any charge therefor except that in case of any such exchange involving any registration of transfer the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities authenticated and delivered hereunder.
          Notwithstanding any other provision of this Section or Section 305, unless and until it is exchanged in whole or in part for Securities in definitive form, a global Security representing all or a portion of the Securities of a series may not be transferred except as a whole by the Depositary for such series to a nominee of such depositary or by a nominee of such depositary to such depositary or another nominee of such depositary or by such depositary or any such nominee to a successor Depositary for such series or a nominee of such successor depositary.
          If at any time the Depositary for the Securities of a series notifies the Company that it is unwilling or unable to continue as Depositary for the Securities of such series or if at any time the Depositary for Securities of a series shall no longer be a clearing agency registered and in good standing under the Exchange Act, or other applicable statute or regulation, the Company shall appoint a successor Depositary with respect to the Securities of such series. If a successor Depositary for the Securities of such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such condition, the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Securities of such series, will authenticate and deliver, Securities of such series in definitive form in an aggregate principal amount equal to the principal amount of the global Security or Securities representing such series in exchange for such global Security or Securities.
          If specified by the Company pursuant to Section 301 with respect to Securities of a series, the Depositary for such series of Securities may surrender a global Security for such series of Securities in exchange in whole or in part for Securities of such series in definitive form on such terms as are acceptable to the Company and such depositary. Thereupon, the Company shall execute and the Trustee shall authenticate and deliver, without charge:
     (1) to each Person specified by the Depositary a new Security or Securities of the same series, of any authorized denomination as requested by such Person in an aggregate principal amount equal to and in exchange for such Person’s beneficial interest in the global Security; and

     (2) to the Depositary a new global Security in a denomination equal to the difference, if any, between the principal amount of the surrendered global Security and the aggregate principal amount of Securities delivered to Holders thereof.
                    SECTION 305. Registration, Registration of Transfer and Exchange.
          The Company shall cause to be kept at the Corporate Trust Office of the Trustee or in any office or agency of the Company in a Place of Payment a register for each series of Securities (the registers maintained in such Corporate Trust Office of the Trustee or in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the “Security Register”) in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration and transfer of Securities. The Security Register shall be in written form or any other form capable of being converted into written form within a reasonable time. At all reasonable times, the Security Register shall be open to inspection by the Trustee. The Trustee is hereby initially appointed as security registrar (the “Security Registrar”) for the purpose of registering Securities and transfers of Securities as herein provided. The Company shall have the right to remove and replace from time to time the Security Registrar for any series of Securities; provided that, no such removal or replacement shall be effective until a successor Security Registrar with respect to such series of Securities shall have been appointed by the Company and shall have accepted such appointment by the Company. In the event that the Trustee shall not be or shall cease to be the Security Registrar with respect to a series of Securities, it shall have the right to examine the Security Register for such series at all reasonable times. There shall be only one Security Register for each series of Securities.
          Upon surrender for registration of transfer of any Security of any series at any office or agency of the Company in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee, one or more new Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor.
          At the option of the Holder, Securities of any series may be exchanged for other replacement Securities of the same series, of any authorized denomination and of a like aggregate principal amount and tenor, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.
          Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.
          If the Company shall establish pursuant to Section 301 that the Securities of a series are to be issued in whole or in part in the form of one or more global Securities, then the Company shall execute and the Trustee shall, in accordance with Section 303 and the Company Order with respect to such series, authenticate and deliver one or more global Securities in temporary or permanent form that (i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of the Outstanding Securities of such series to be represented by one or more global Securities, (ii) shall be registered in the name of the Depositary for such global Security or Securities or the nominee of such depositary, and (iii) shall bear a legend substantially to the following effect: “This Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary, unless and until this Security is exchanged in whole or in part for Securities in definitive form” and such other legend as may be required by the Depositary.
          The Company may at any time and in its sole discretion determine that the Securities of any series issued in the form of one or more global Securities shall no longer be represented by such global Security or Securities. In such event the Company shall execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Securities of such series, shall authenticate and deliver Securities of such series in definitive registered form, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the global Security or Securities representing such series in exchange for such global Security or Securities.
          Upon the exchange of a global Security for Securities in definitive registered form, such global Security shall be cancelled by the Trustee. Securities issued in exchange for a global Security pursuant to this Section shall be registered in such names and in such authorized denominations as the depositary for such global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee in writing. The Trustee shall deliver such Securities to the persons in whose names such Securities are so registered.
          All Securities issued upon any registration of transfer or exchange of Securities shall be valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.
          Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer, in form satisfactory to the Company and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.
          No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities.
          The Company shall not be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the selection for redemption of Securities of that series under Section 1103 or 1203 and ending at the close of business on the day of the mailing of the relevant notice of redemption, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part, or (iii) to issue, register the transfer of or exchange any Security which has been surrendered for repayment at the option of the Holder, except the portion, if any, of such Security not to be so repaid.
                    SECTION 306. Mutilated, Destroyed, Lost and Stolen Securities.
          If any mutilated Security is surrendered to the Trustee or the Company, together with, in proper cases, such security or indemnity as may be required by the Company or the Trustee to save each of them or any agent of either of them harmless, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a replacement Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.
          If there shall be delivered to the Company and to the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a protected purchaser (as defined in Article 8 of the Uniform Commercial Code), the Company shall execute and upon Company Order the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a replacement Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.
          Notwithstanding the provisions of the previous two paragraphs, in case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.
          Upon the issuance of any replacement Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.
          Every replacement Security of any series issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Security, shall constitute an original additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Security, if any, shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.
          The provisions of this Section, as amended or supplemented pursuant to this Indenture with respect to particular Securities or generally, are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.
                    SECTION 307. Payment of Principal and Interest; Interest Rights Preserved; Optional Interest Reset.

          (a) Unless otherwise provided as contemplated by Section 301 with respect to any series of Securities, interest, if any, on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name such Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest at the office or agency of the Company maintained for such purpose pursuant to Section 1002; provided, however, that each installment of the principal of (and premium, if any) and interest, if any, on any Security may at the Company’s option be paid by (i) mailing a check for such interest, payable to or upon the written order of the Person entitled thereto pursuant to Section 309, to the address of such Person as it appears on the Security Register or (ii) wire transfer to an account of the person entitled to receive such payment if such person is a Holder of $10,000,000 or more in aggregate principal amount of the Securities of such series (with wire transfer instructions provided to the Trustee not less than 15 days prior to payment of interest by wire transfer); provided further, that principal paid in relation to any Security redeemed at the option of the Company pursuant to Article Eleven, or paid at Maturity, shall be paid to the holder of such Security only upon presentation and surrender of such Security to such office or agency referred to in this Section 307(a).
          Unless otherwise provided as contemplated by Section 301, any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such defaulted interest and, if applicable, interest on such defaulted interest (to the extent lawful) at the rate specified in the Securities of such series (such defaulted interest and, if applicable, interest thereon herein collectively called “Defaulted Interest”) may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:
     (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money in the Currency in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series and except, if applicable, as provided in Sections 312(b), 312(d) and 312(e)) equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given in the manner provided in Section 106, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefore having been so given, such Defaulted Interest shall be paid to the Persons in whose name the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).
     (2) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.
          (b) The provisions of this Section 307(b) may be made applicable to any series of Securities pursuant to Section 301 (with such modifications, additions or substitutions as may be specified pursuant to such Section 301). The interest rate (or the spread or spread multiplier used to calculate such interest rate, if applicable) on any Security of such series may be reset by the Company on the date or dates specified on the face of such Security (each an “Optional Reset Date”). The Company may exercise such option with respect to such Security by notifying the Trustee of such exercise at least 50 but not more than 60 days prior to an Optional Reset Date for such Security. Not later than 40 days prior to each Optional Reset Date, the Trustee shall transmit, in the manner provided for in Section 106, to the Holder of any such Security a notice (the “Reset Notice”) indicating whether the Company has elected to reset the interest rate (or the spread or spread multiplier used to calculate such interest rate, if applicable), and if so (i) such new interest rate (or such new spread or spread multiplier, if applicable) and (ii) the provisions, if any, for redemption during the period from such Optional Reset Date to the next Optional Reset Date or if there is no such next Optional Reset Date, to the Stated Maturity Date of such Security (each such period a “Subsequent Interest Period”), including the date or dates on which or the period or periods during which and the price or prices at which such redemption may occur during the Subsequent Interest Period.
          Notwithstanding the foregoing, not later than 20 days prior to the Optional Reset Date, the Company may, at its option, revoke the interest rate (or the spread or spread multiplier used to calculate such interest rate, if applicable) provided for in the Reset Notice and establish an interest rate (or a spread or spread multiplier used to calculate such interest rate, if applicable) that is higher than the interest rate (or the spread or spread multiplier, if applicable) provided for in the Reset Notice, for the Subsequent Interest Period by causing the Trustee to transmit, in the manner provided for in Section 106, notice of such higher interest rate (or such higher spread or spread multiplier, if applicable) to the Holder of such Security. Such notice shall be irrevocable. All Securities with respect to which the interest rate (or the spread or spread multiplier used to calculate such interest rate, if applicable) is reset on an Optional Reset Date, and with respect to which the Holders of such Securities have not tendered such Securities for repayment (or have validly revoked any such tender) pursuant to the next succeeding paragraph, shall bear such higher interest rate (or such higher spread or spread multiplier, if applicable).
          The Holder of any such Security shall have the option to elect repayment by the Company of the principal of such Security on each Optional Reset Date at a price equal to the principal amount thereof plus interest accrued to such Optional Reset Date. In order to obtain repayment on an Optional Reset Date, the Holder must follow the procedures set forth in Article Thirteen for repayment at the option of Holders except that the period for delivery or notification to the Trustee shall be at least 25 but not more than 35 days prior to such Optional Reset Date and except that, if the Holder has tendered any Security for repayment pursuant to the Reset Notice, the Holder may, by written notice to the Trustee, revoke such tender or repayment until the close of business on the tenth day before such Optional Reset Date.
          Subject to the foregoing provisions of this Section and Section 305, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.
                    SECTION 308. Optional Extension of Stated Maturity.
          The provisions of this Section 308 may be made applicable to any series of Securities pursuant to Section 301 (with such modifications, additions or substitutions as may be specified pursuant to such Section 301). The Stated Maturity of any Security of such series may be extended at the option of the Company for the period or periods specified on the face of such Security (each an “Extension Period”) up to but not beyond the date (the “Final Maturity”) set forth on the face of such Security. The Company may exercise such option with respect to any Security by notifying the Trustee of such exercise at least 50 but not more than 60 days prior to the Stated Maturity of such Security in effect prior to the exercise of such option (the “Original Stated Maturity”). If the Company exercises such option, the Trustee shall transmit, in the manner provided for in Section 106, to the Holder of such Security not later than 40 days prior to the Original Stated Maturity a notice (the “Extension Notice”) indicating (i) the election of the Company to extend the Stated Maturity, (ii) the new Stated Maturity, (iii) the interest rate, if any, applicable to the Extension Period and (iv) the provisions, if any, for redemption during such Extension Period. Upon the Trustee’s transmittal of the Extension Notice, the Stated Maturity of such Security shall be extended automatically and, except as modified by the Extension Notice and as described in the next paragraph, such Security shall have the same terms as prior to the transmittal of such Extension Notice.
          Notwithstanding the foregoing, not later than 20 days before the Original Stated Maturity of such Security, the Company may, at its option, revoke the interest rate provided for in the Extension Notice and establish a higher interest rate for the Extension Period by causing the Trustee to transmit, in the manner provided for in Section 106, notice of such higher interest rate to the Holder of such Security. Such notice shall be irrevocable. All Securities with respect to which the Stated Maturity is extended shall bear such higher interest rate.
          If the Company extends the Maturity of any Security, the Holder shall have the option to elect repayment of such Security by the Company on the Original Stated Maturity at a price equal to the principal amount thereof, plus interest accrued to such date. In order to obtain repayment on the Original Stated Maturity once the Company has extended the Maturity thereof, the Holder must follow the procedures set forth in Article Thirteen for repayment at the option of Holders, except that the period for delivery or notification to the Trustee shall be at least 25 but not more than 35 days prior to the Original Stated Maturity and except that, if the Holder has tendered any Security for repayment pursuant to an Extension Notice, the Holder may by written notice to the Trustee revoke such tender for repayment until the close of business on the tenth day before the Original Stated Maturity.
                    SECTION 309. Persons Deemed Owners.
          Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Sections 305 and 307) interest, if any, on such Security and for all other purposes whatsoever (other than the payment of Additional Amounts, if any), whether or not such Security be overdue, and none of the Company, the Trustee or any agent of the Company or the Trustee shall be affected by notice to the contrary.
          The Depositary for Securities may be treated by the Company, the Trustee, and any agent of the Company or the Trustee as the owner of such global Security for all purposes whatsoever (other than the payment of Additional Amounts, if any). None of the Company, the Trustee, any Paying Agent or the Security Registrar shall have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Security in global form or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.
          Notwithstanding the foregoing, with respect to any global Security, nothing herein shall prevent the Company, the Trustee, or any agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by any depositary, as a Holder, with respect to such global Security or impair, as between such depositary and owners of beneficial interests in such global Security, the operation of customary practices governing the exercise of the rights of such depositary (or its nominee) as Holder of such global Security.
                    SECTION 310. Cancellation.
          All Securities surrendered for payment, redemption, repayment at the option of the Holder, registration of transfer or exchange or for credit against any current or future sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee. All Securities so delivered to the Trustee shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee. If the Company shall so acquire any of the Securities, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are surrendered to the Trustee for cancellation. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of by the Trustee in accordance with its customary procedures and certification of their disposal delivered to the Company unless by Company Order the Company shall direct that cancelled Securities be returned to it.
                    SECTION 311. Computation of Interest.
          Except as otherwise specified as contemplated by Section 301 with respect to any Securities, interest, if any, on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months. For the purposes of disclosure under the Interest Act (Canada), the yearly rate of interest to which interest calculated under a Security for any period in any calendar year (the “calculation period”) is equivalent, is the rate payable under a Security in respect of the calculation period multiplied by a fraction the numerator of which is the actual number of days in such calendar year and the denominator of which is the actual number of days in the calculation period.
                    SECTION 312. Currency and Manner of Payments in Respect of Securities.
          (a) Unless otherwise provided as contemplated by Section 301, Securities of any series not permitting the election provided for in paragraph (b) below or the Holders of which have not made the election provided for in paragraph (b) below, payment of the principal of (and premium, if any) and interest, if any, on any Security of such series shall be made in the Currency in which such Security, as the case may be, is payable. The provisions of this Section 312 may be modified or superseded with respect to any Securities pursuant to Section 301.
          (b) It may be provided pursuant to Section 301 with respect to Securities of any series that Holders shall have the option, subject to paragraphs (d) and (e) below, to receive payments of principal of (or premium, if any) or interest, if any, on such Securities in any of the Currencies which may be designated for such election by delivering to the Trustee a written election with signature guarantees and in the applicable form established pursuant to Section 301, not later than the close of business on the Election Date immediately preceding the applicable payment date. If a Holder so elects to receive such payments in any such Currency, such election shall remain in effect for such Holder or any transferee of such Holder until changed by such Holder or such transferee by written notice to the Trustee (but any such change must be made not later than the close of business on the Election Date immediately preceding the next payment date to be effective for the payment to be made on such payment date and no such change of election may be made with respect to payments to be made on any Security of such series with respect to which an Event of Default has occurred or with respect to which the Company has deposited funds pursuant to Article Four or Fourteen or with respect to which a notice of redemption has been given by the Company or a notice of option to elect repayment has been sent by such Holder or such transferee). Any Holder of any such Security who shall not have delivered any such election to the Trustee not later than the close of business on the applicable Election Date shall be paid the amount due on the applicable payment date in the relevant Currency as provided in Section 312(a). The Trustee shall notify the Exchange Rate Agent as soon as practicable after the Election Date of the aggregate principal amount of Securities for which Holders have made such written election.

          (c) Unless otherwise specified pursuant to Section 301, if the election referred to in paragraph (b) above has been provided for pursuant to Section 301, then, unless otherwise specified pursuant to Section 301, not later than the fourth Business Day after the Election Date for each payment date for Securities of any series, the Exchange Rate Agent shall deliver to the Company a written notice specifying, in the Currency in which the Securities of such series are payable, the respective aggregate amounts of principal of (and premium, if any) and interest, if any, on Securities to be paid on such payment date, specifying the amounts in such Currency so payable in respect of the Securities as to which the Holders of Securities of such series shall have elected to be paid in another Currency as provided in paragraph (b) above. If the election referred to in paragraph (b) above has been provided for pursuant to Section 301 and if at least one Holder has made such election, then, unless otherwise specified pursuant to Section 301, on the second Business Day preceding such payment date the Company shall deliver to the Trustee for such series of Securities an Exchange Rate Officers’ Certificate in respect of the Dollar or Foreign Currency payments to be made on such payment date. Unless otherwise specified pursuant to Section 301, the Dollar or Foreign Currency amount receivable by Holders of Securities who have elected payment in a Currency as provided in paragraph (b) above shall be determined by the Company on the basis of the applicable Market Exchange Rate in effect on the third Business Day (the “Valuation Date”) immediately preceding each payment date, and such determination shall be conclusive and binding for all purposes, absent manifest error.
          (d) If a Conversion Event occurs with respect to a Foreign Currency in which any of the Securities are denominated or payable other than pursuant to an election provided for pursuant to paragraph (b) above, then with respect to each date for the payment of principal of (and premium, if any) and interest, if any, on the applicable Securities denominated or payable in such Foreign Currency occurring after the last date on which such Foreign Currency was used (the “Conversion Date”), the Dollar shall be the Currency of payment for use on each such payment date. Unless otherwise specified pursuant to Section 301, the Dollar amount to be paid by the Company to the Trustee and by the Trustee or any Paying Agent to the Holders of such Securities with respect to such payment date shall be, in the case of a Foreign Currency other than a currency unit, the Dollar Equivalent of the Foreign Currency or, in the case of a currency unit, the Dollar Equivalent of the Currency Unit, in each case as determined by the Exchange Rate Agent in the manner provided in paragraph (f) or (g) below.
          (e) Unless otherwise specified pursuant to Section 301, if the Holder of a Security denominated in any Currency shall have elected to be paid in another Currency as provided in paragraph (b) above, and a Conversion Event occurs with respect to such elected Currency, such Holder shall receive payment in the Currency in which payment would have been made in the absence of such election; and if a Conversion Event occurs with respect to the Currency in which payment would have been made in the absence of such election, such Holder shall receive payment in Dollars as provided in paragraph (d) above.
          (f) The “Dollar Equivalent of the Foreign Currency” shall be determined by the Exchange Rate Agent and shall be obtained for each subsequent payment date by converting the specified Foreign Currency into Dollars at the Market Exchange Rate on the Conversion Date.
          (g) The “Dollar Equivalent of the Currency Unit” shall be determined by the Exchange Rate Agent and subject to the provisions of paragraph (h) below shall be the sum of each amount obtained by converting the Specified Amount of each Component Currency into Dollars at the Market Exchange Rate for such Component Currency on the Valuation Date with respect to each payment.
          (h) For purposes of this Section 312, the following terms shall have the following meanings:
     A “Component Currency” shall mean any Currency which, on the Conversion Date, was a component currency of the relevant currency unit, including, but not limited to, the Euro.
     A “Specified Amount” of a Component Currency shall mean the number of units of such Component Currency or fractions thereof which were represented in the relevant currency unit, including, but not limited to, the Euro, on the Conversion Date. If after the Conversion Date the official unit of any Component Currency is altered by way of combination or subdivision, the Specified Amount of such Component Currency shall be divided or multiplied in the same proportion. If after the Conversion Date two or more Component Currencies are consolidated into a single currency, the respective Specified Amounts of such Component Currencies shall be replaced by an amount in such single Currency equal to the sum of the respective Specified Amounts of such consolidated Component Currencies expressed in such single Currency, and such amount shall thereafter be a Specified Amount and such single Currency shall thereafter be a Component Currency. If after the Conversion Date any Component Currency shall be divided into two or more currencies, the Specified Amount of such Component Currency shall be replaced by amounts of such two or more currencies, having an aggregate Dollar Equivalent value at the Market Exchange Rate on the date of such replacement equal to the Dollar Equivalent value of the Specified Amount of such former Component Currency at the Market Exchange Rate immediately before such division and such amounts shall thereafter be Specified Amounts and such currencies shall thereafter be Component Currencies. If, after the Conversion Date of the relevant currency unit, including, but not limited to, the Euro, a Conversion Event (other than any event referred to above in this definition of “Specified Amount”) occurs with respect to any Component Currency of such currency unit and is continuing on the applicable Valuation Date, the Specified Amount of such Component Currency shall, for purposes of calculating the Dollar Equivalent of the Currency Unit, be converted into Dollars at the Market Exchange Rate in effect on the Conversion Date of such Component Currency.
     “Election Date” shall mean the date for any series of Securities as specified pursuant to clause (13) of Section 301 by which the written election referred to in paragraph (b) above may be made.
          All decisions and determinations of the Exchange Rate Agent regarding the Dollar Equivalent of the Foreign Currency, the Dollar Equivalent of the Currency Unit, the Market Exchange Rate and changes in the Specified Amounts as specified above shall be in its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and irrevocably binding upon the Company, the Trustee and all Holders of such Securities denominated or payable in the relevant Currency. The Exchange Rate Agent shall promptly give written notice to the Company and the Trustee of any such decision or determination.
          In the event that the Company determines in good faith that a Conversion Event has occurred with respect to a Foreign Currency, the Company shall immediately give written notice thereof to the Trustee and to the Exchange Rate Agent (and the Trustee shall promptly thereafter give notice in the manner provided for in Section 106 to the affected Holders) specifying the Conversion Date. In the event the Company so determines that a Conversion Event has occurred with respect to the Euro or any other currency unit in which Securities are denominated or payable, the Company shall immediately give written notice thereof to the Trustee and to the Exchange Rate Agent (and the Trustee shall promptly thereafter give notice in the manner provided for in Section 106 to the affected Holders) specifying the Conversion Date and the Specified Amount of each Component Currency on the Conversion Date. In the event the Company determines in good faith that any subsequent change in any Component Currency as set forth in the definition of Specified Amount above has occurred, the Company shall similarly give written notice to the Trustee and the Exchange Rate Agent.
          The Trustee shall be fully justified and protected in relying and acting upon information received by it from the Company and the Exchange Rate Agent and shall not otherwise have any duty or obligation to determine the accuracy or validity of such information independent of the Company or the Exchange Rate Agent.
                    SECTION 313. Appointment and Resignation of Successor Exchange Rate Agent.
          (a) Unless otherwise specified pursuant to Section 301, if and so long as the Securities of any series (i) are denominated in a Foreign Currency or (ii) may be payable in a Foreign Currency, or so long as it is required under any other provision of this Indenture, then the Company shall maintain with respect to each such series of Securities, or as so required, at least one Exchange Rate Agent. The Company shall cause the Exchange Rate Agent to make the necessary foreign exchange determinations at the time and in the manner specified pursuant to Section 301 for the purpose of determining the applicable rate of exchange and, if applicable, for the purpose of converting the issued Foreign Currency into the applicable payment Currency for the payment of principal (and premium, if any) and interest, if any, pursuant to Section 312.
          (b) No resignation of the Exchange Rate Agent and no appointment of a successor Exchange Rate Agent pursuant to this Section shall become effective until the acceptance of appointment by the successor Exchange Rate Agent as evidenced by a written instrument delivered to the Company and the Trustee.
          (c) The Company shall have the right to remove and replace from time to time the Exchange Rate Agent for any series of Securities. If the Exchange Rate Agent shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Exchange Rate Agent for any cause with respect to the Securities of one or more series, the Company, by or pursuant to a Board Resolution, shall promptly appoint a successor Exchange Rate Agent or Exchange Rate Agents with respect to the Securities of that or those series (it being understood that any such successor Exchange Rate Agent may be appointed with respect to the Securities of one or more or all of such series and that, unless otherwise specified pursuant to Section 301, at any time there shall only be one Exchange Rate Agent with respect to the Securities of any particular series that are originally issued by the Company on the same date and that are initially denominated and/or payable in the same Currency).
                    SECTION 314. CUSIP Numbers.
          The Company in issuing the Securities may use “CUSIP” numbers (if then generally in use), and, if so, the Trustee shall indicate the “CUSIP” numbers of the Securities in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company shall promptly notify the Trustee of any change in “CUSIP” numbers.
ARTICLE FOUR
SATISFACTION AND DISCHARGE
                    SECTION 401. Satisfaction and Discharge of Indenture.
          Unless otherwise provided as contemplated by Section 301 with respect to any series of Securities, this Indenture shall upon Company Request cease to be of further effect with respect to any series of Securities specified in such Company Request (except as to any surviving rights of registration of transfer or exchange of Securities of such series expressly provided for herein or pursuant hereto and any right to receive Additional Amounts as contemplated by Section 1005) and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture as to such series when
          (1) either
     (A) all Securities of such series theretofore authenticated and delivered (other than (i) Securities of such series which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306, and (ii) Securities of such series for whose payment money has theretofore been deposited in trust with the Trustee or any Paying Agent or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003), have been delivered to the Trustee for cancellation; or
     (B) all Securities of such series not theretofore delivered to the Trustee for cancellation
     (i) have become due and payable, or
     (ii) shall become due and payable at their Stated Maturity within one year, or

     (iii) if redeemable at the option of the Company, are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for such purpose an amount in the Currency in which the Securities of such series are payable, sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest, if any, to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;
     (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and
     (3) the Company has delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture as to such series have been complied with.
          Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 606, the obligations of the Trustee to any Authenticating Agent under Section 611 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive such satisfaction and discharge.
                    SECTION 402. Application of Trust Money.
          Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest, if any, for whose payment such money has been deposited with the Trustee; but such money need not be segregated from other funds except to the extent required by law.
ARTICLE FIVE
REMEDIES
                    SECTION 501. Events of Default.
          “Event of Default”, wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default, whether or not it shall be occasioned by the provisions of Article Sixteen, and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), unless such event is specifically deleted or modified in or pursuant to a supplemental indenture, Board Resolution or Officers’ Certificate establishing the terms of such series pursuant to Section 301 of this Indenture:
     (1) default in the payment of any interest on any Security of that series when such interest becomes due and payable, and continuance of such default for a period specified in the applicable supplemental indenture, Board Resolution or Officers’ Certificate establishing the terms of such series pursuant to Section 301 of this Indenture; or
     (2) default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity, upon redemption, by declaration or otherwise; provided, however, that a valid extension of the maturity of such Securities in accordance with the terms of any indenture supplemental hereto shall not constitute a default in the payment of principal or premium, if any; or
     (3) default in the deposit of any sinking fund payment, when and as due by the terms of the Securities of that series and Article Twelve; or
     (4) default in the performance, or breach, of any covenant or agreement of the Company or any Guarantor in this Indenture which affects or is applicable to the Securities of that series or any related Guarantee (other than a default in the performance, or breach, of a covenant or agreement which is specifically dealt with elsewhere in this Section or which has expressly been included in this Indenture solely for the benefit of one or more series of Securities other than that series), and continuance of such default or breach for a period specified in the applicable supplemental indenture, Board Resolution or Officers’ Certificate establishing the terms of such series pursuant to Section 301 of this Indenture after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of all Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder; or
     (5) the entry of a decree or order by a court having jurisdiction in the premises adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under or subject to the Bankruptcy and Insolvency Act (Canada), the Companies’ Creditors Arrangement Act (Canada), the U.S. Federal Bankruptcy Code or any other applicable federal, provincial, state or foreign bankruptcy, insolvency or analogous laws, or the issuance of a sequestration order or the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or in receipt of any substantial part of the property of the Company, and any such decree, order or appointment continues unstayed and in effect for a period of 90 consecutive days; or
     (6) the institution by the Company of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under or subject to the Bankruptcy and Insolvency Act (Canada), the Companies’ Creditors Arrangement Act (Canada), the U.S. Federal Bankruptcy Code or any other applicable federal, provincial, state or foreign bankruptcy, insolvency or analogous laws, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or the making by it of a general assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due; or
     (7) (A) there shall have occurred a default by the Company in the payment of the principal of (or premium, if any) Debt in an amount to be specified in the applicable supplemental indenture, Board Resolution or Officers’ Certificate establishing the terms of such series pursuant to Section 301 of this Indenture or more outstanding under or evidenced by any single indenture or instrument, when the same becomes due and payable at the stated maturity thereof, and such default shall have continued after any applicable grace period and shall not have been cured or waived or (B) Debt of the Company in an amount to be specified in the applicable supplemental indenture, Board Resolution or Officers’ Certificate establishing the terms of such series pursuant to Section 301 of this Indenture or more outstanding under or evidenced by any single indenture or instrument shall have been accelerated or otherwise declared due and payable, or required to be prepaid or repurchased (other than by regularly scheduled required prepayment), prior to the stated maturity thereof; or
     (8) any other Event of Default provided with respect to Securities of that series.
                    SECTION 502. Acceleration of Maturity; Rescission and Annulment.
          If an Event of Default described in clause (1), (2), (3), (4), (7) or (8) of Section 501 with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount (or, if the Securities of that series are Original Issue Discount Securities or Indexed Securities, such portion of the principal amount as may be specified in the terms of that series) of all of the Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified portion thereof) shall become immediately due and payable. If an Event of Default described in clause (5) or (6) of Section 501 occurs, the principal amount (or if any Securities are Original Issue Discount Securities or Indexed Securities, such portion of the principal amount as may be specified in the terms thereof) of all Outstanding Securities shall be due and payable immediately, without any declaration or other act on the part of the Trustee or the Holders.
          At any time after a declaration of acceleration with respect to Securities of any series (or of all series, as the case may be) has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter provided in this Article, the Holders of a majority in principal amount of the Outstanding Securities of that series

(or of all series, as the case may be), by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if
     (1) the Company has paid or deposited with the Trustee a sum sufficient to pay in the Currency in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series and except, if applicable, as provided in Sections 312(b), 312(d) and 312(e)),
     (A) all overdue interest, if any, on all Outstanding Securities of that series (or of all series, as the case may be),
     (B) all unpaid principal of (and premium, if any) any Outstanding Securities of that series (or of all series, as the case may be) which has become due otherwise than by such declaration of acceleration, and interest on such unpaid principal at the rate or rates prescribed therefor in such Securities,
     (C) to the extent that payment of such interest is lawful, interest on overdue interest, if any, at the rate or rates prescribed therefor in such Securities, and
     (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and
     (2) all Events of Default with respect to Securities of that series (or of all series, as the case may be), other than the non-payment of amounts of principal of (or premium, if any, on) or interest on Securities of that series (or of all series, as the case may be) which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.
No such rescission shall affect any subsequent default or impair any right consequent thereon.
          Notwithstanding the preceding paragraph, in the event of a declaration of acceleration in respect of the Securities because of an Event of Default specified in Section 501(7) shall have occurred and be continuing, such declaration of acceleration shall be automatically annulled if the Debt that is the subject of such Event of Default has been discharged or the holders thereof have rescinded their declaration of acceleration in respect of such Debt, and written notice of such discharge or rescission, as the case may be, shall have been given to the Trustee by the Company and countersigned by the holders of such Debt or a trustee, fiduciary or agent for such holders, within 30 days after such declaration of acceleration in respect of the Securities, and no other Event of Default has occurred during such 30 day period which has not been cured or waived during such period.
                    SECTION 503. Collection of Debt and Suits for Enforcement by Trustee.
          The Company covenants that if

     (1) default is made in the payment of any installment of interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or
     (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof, then the Company shall, upon demand of the Trustee, pay to the Trustee for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest, if any, and interest on any overdue principal (and premium, if any) and, to the extent that payment of such interest shall be legally enforceable, on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.
          If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.
          If an Event of Default with respect to Securities of any series (or of all series, as the case may be) occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series (or of all series, as the case may be) by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.
                    SECTION 504. Trustee May File Proofs of Claim.
          In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal, premium, if any, or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,
     (1) to file a proof of claim for the whole amount of principal (and premium, if any), or such portion of the principal amount of any series of Original Issue Discount Securities or Indexed Securities as may be specified in the terms of such series, and interest, if any, owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee

(including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and
     (2) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same, and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 606.
          Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.
                    SECTION 505. Trustee May Enforce Claims Without Possession of Securities.
          All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.
                    SECTION 506. Application of Money Collected.
          Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, if any, upon presentation of the Securities, or both, as the case may be, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:
     First: To the payment of all amounts due the Trustee under Section 606;
     Second: Subject to Section 1602, to the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest, if any, on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, if any, respectively; and
     Third: The balance, if any, to the Company or any other Person or Persons entitled thereto.

                    SECTION 507. Limitation on Suits.
          No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or the Securities of any series, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless
     (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;
     (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series in the case of any Event of Default described in clause (1), (2), (3), (4), (7) or (8) of Section 501, or, in the case of any Event of Default described in clause (5) or (6) of Section 501, the Holders of not less than 25% in principal amount of all Outstanding Securities, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;
     (3) such Holder or Holders have offered to the Trustee reasonable indemnity satisfactory to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request;
     (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and
     (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority or more in principal amount of the Outstanding Securities of that series in the case of any Event of Default described in clause (1), (2), (3), (4), (7) or (8) of Section 501, or, in the case of any Event of Default described in clause (5) or (6) of Section 501, by the Holders of a majority or more in principal amount of all Outstanding Securities;
it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Securities of the same series, in the case of any Event of Default, described in clause (1), (2), (3), (4), (7) or (8) of Section 501, or of Holders of all Securities in the case of any Event of Default described in clause (5) or (6) of Section 501, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all Holders of Securities of the same series, in the case of any Event of Default described in clause (1), (2), (3), (4), (7) or (8) of Section 501, or, in the case of any Event of Default described in clause (5) or (6) of Section 501.
                    SECTION 508. Unconditional Right of Holders to Receive Principal, Premium and Interest.
          Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment, as provided herein (including, if applicable, Article Fourteen) and in such Security, of the principal of (and premium, if any) and (subject to Section 307) interest, if any, on, such Security on the Stated

Maturity expressed in such Security or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.
                    SECTION 509. Restoration of Rights and Remedies.
          If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders of Securities shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.
                    SECTION 510. Rights and Remedies Cumulative.
          Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Securities is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.
                    SECTION 511. Delay or Omission Not Waiver.
          No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.
                    SECTION 512. Control by Holders.
          With respect to the Securities of any series, the Holders of not less than a majority in principal amount of the Outstanding Securities of such series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, relating to or arising under clause (1), (2), (3), (4), (7) or (8) of Section 501, and, with respect to all Securities, the Holders of not less than a majority in principal amount of all Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, not relating to or arising under clause (1), (2), (3), (4), (7) or (8) of Section 501, provided that in each case:
     (1) such direction shall not be in conflict with any rule of law or with this Indenture;

     (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction; and
     (3) the Trustee need not take any action which might expose the Trustee to personal liability or be unjustly prejudicial to the Holders of Securities of such series not consenting.
                    SECTION 513. Waiver of Past Defaults.
          Subject to Section 502, the Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default described in clause (1), (2), (3), (4), (7) or (8) of Section 501 (or in the case of a default described in clause (5) or (6) of Section 501, the Holders of not less than a majority in principal amount of all Outstanding Securities may waive any such past default), and its consequences, except a default
     (1) in respect of the payment of the principal of (or premium, if any) or interest, if any, on any Security, or
     (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.
          Upon any such waiver, any such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.
                    SECTION 514. Waiver of Stay or Extension Laws.
          The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it shall not hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law had been enacted.
                    SECTION 515. Undertaking for Costs.
          In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided, that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company.

ARTICLE SIX
THE TRUSTEE
                    SECTION 601. Notice of Defaults.
          Within 90 days after the occurrence of any Default hereunder with respect to the Securities of any series, the Trustee shall transmit in the manner and to the extent provided in TIA Section 313(c), notice of such Default hereunder known to the Trustee, unless such Default shall have been cured or waived; provided, however, that, except in the case of a Default in the payment of the principal of (or premium, if any) or interest, if any, on any Security of such series or in the payment of any sinking fund installment with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders of Securities of such series; and provided further that in the case of any Default of the character specified in Section 501(4) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof.
                    SECTION 602. Certain Rights of Trustee.
          Subject to the provisions of TIA Sections 315(a) through 315(d):
     (1) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;
     (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order (other than delivery of any Security, to the Trustee for authentication and delivery pursuant to Section 303 which shall be sufficiently evidenced as provided therein) and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;
     (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon a Board Resolution, an Opinion of Counsel or an Officers’ Certificate;
     (4) the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;
     (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Securities of any series pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;
     (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;
     (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;
     (8) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture; and
     (9) the Trustee shall not be charged with knowledge of any Default or Event of Default with respect to the Securities of any series unless either (1) such Default or Event of Default is known, or ought reasonably to have been known, by a Responsible Officer of the Trustee or (2) written notice of such Default or Event of Default shall have been given to the Trustee by the Company or any other obligor on the Securities of any series or by any Holder of the Securities of any series.
          The Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.
                    SECTION 603. Trustee Not Responsible for Recitals or Issuance of Securities.
          The recitals contained herein and in the Securities, except for the Trustee’s certificates of authentication, shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder and that the statements made by it in a Statement of Eligibility on Form T-1 supplied to the Company are true and accurate, subject to the qualifications set forth therein. Neither the Trustee nor any

Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds thereof.
                    SECTION 604. May Hold Securities.
          The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company or of the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 310(b) and 311 of the Trust Indenture Act, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent. A Trustee that has resigned or was removed shall remain subject to Section 311(a) of the Trust Indenture Act.
                    SECTION 605. Money Held in Trust.
          Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.
                    SECTION 606. Compensation and Reimbursement.
          The Company agrees:
     (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder as the Company and the Trustee shall from time to time agree in writing (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);
     (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses, advances and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and
     (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.
          The obligations of the Company under this Section to compensate the Trustee, to pay or reimburse the Trustee for expenses, disbursements and advances and to indemnify and hold harmless the Trustee shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture. As security for the performance of such obligations of the Company, the Trustee shall have a claim prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (or premium, if any) or interest, if any, on particular Securities.

          When the Trustee incurs expenses or renders services in connection with an Event of Default specified in clause (5) or (6) of Section 501, the expenses (including reasonable charges and expense of its counsel) of and the compensation for such services are intended to constitute expenses of administration under any applicable U.S. or Canadian federal, state or provincial bankruptcy, insolvency or other similar law.
          The provisions of this Section shall survive the termination of this Indenture and the resignation or removal of the Trustee.
                    SECTION 607. Corporate Trustee Required; Eligibility; Conflicting Interests.
          (a) There shall be at all times a Trustee hereunder which shall be eligible to act as Trustee under TIA Section 310(a)(1) and shall have a combined capital and surplus (together with that of its parent, if applicable) of at least $50,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of federal, state, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.
          (b) The following indenture shall be deemed to be specifically described herein for the purposes of clause (i) of the first proviso contained in TIA Section 310(b): Senior Debt Securities Indenture dated as of               , between the Company and the trustee named therein.
                    SECTION 608. Resignation and Removal; Appointment of Successor.
          (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 609.
          (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 609 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.
          (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of not less than a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company. If the instrument of acceptance by a successor Trustee required by Section 609 shall not have been delivered to the Trustee within 30 days after the delivery of an Act of removal, the Trustee being removed may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

          (d) If at any time:
     (1) the Trustee shall fail to comply with the provisions of TIA Section 310(b) after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or
     (2) the Trustee shall cease to be eligible under Section 607(a) and shall fail to resign after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or
     (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company, by or pursuant to a Board Resolution, may remove the Trustee and appoint a successor Trustee with respect to all Securities or the Securities of such series, or (ii) subject to TIA Section 315(e), any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities of such series and the appointment of a successor Trustee or Trustees.
          (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by or pursuant to a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series). If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.
          (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to the Holders of Securities of such series in the manner provided for in Section 106. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

                    SECTION 609. Acceptance of Appointment by Successor.
          (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.
          (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates. Whenever there is a successor Trustee with respect to one or more (but less than all) series of securities issued pursuant to this Indenture, the terms “Indenture” and “Securities” shall have the meanings specified in the provisos to the respective definitions of those terms in Section 101 which contemplate such situation.
          (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

          (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.
                    SECTION 610. Merger, Conversion, Consolidation or Succession to Business.
          Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities. In case any of the Securities shall not have been authenticated by such predecessor Trustee, any successor Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor Trustee. In all such cases such certificates shall have the full force and effect which this Indenture provides for the certificate of authentication of the Trustee; provided, however, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Securities in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.
                    SECTION 611. Appointment of Authenticating Agent.
          At any time when any of the Securities remain Outstanding, the Trustee may appoint an Authenticating Agent or Authenticating Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series and the Trustee shall give written notice of such appointment to all Holders of Securities of the series with respect to which such Authenticating Agent shall serve, in the manner provided for in Section 106. Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Any such appointment shall be evidenced by an instrument in writing signed by a Responsible Officer of the Trustee, and a copy of such instrument shall be promptly furnished to the Company. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee’s certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States, any state thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect specified in this Section.
          Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.
          An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give written notice of such appointment to all Holders of Securities of the series with respect to which such Authenticating Agent shall serve, in the manner provided for in Section 106. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.
          The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.
          If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee’s certificate of authentication, an alternate certificate of authentication substantially in the following form:
          Dated:
          This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

,
as Trustee

By
as Authenticating Agent

By
Authorized Officer

ARTICLE SEVEN
HOLDERS’ LISTS AND REPORTS BY TRUSTEE AND COMPANY
                    SECTION 701. Disclosure of Names and Addresses of Holders.
          Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that none of the Company or the Trustee or any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with TIA Section 312, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under TIA Section 312(b).
                    SECTION 702. Reports by Trustee.
     (a) Within 60 days after May 15 of each year commencing with the first May 15 after the first issuance of Securities pursuant to this Indenture, the Trustee shall transmit to the Holders, in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, a brief report dated as of such May 15 if required by Section 313(a) of the Trust Indenture Act.
     (b) The Trustee shall comply with Sections 313(b) and 313(c) of the Trust Indenture Act.
     (c) A copy of such report shall, at the time of such transmission to the Holders, be filed by the Trustee with the Company (Attention: General Counsel), with each securities exchange upon which any of the Securities are listed (if so listed) and also with the Commission. The Company agrees to notify the Trustee when the Securities become listed on any stock exchange.
                    SECTION 703. Reports by Company.
          The Company shall:
     (1) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of such Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

     (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and
     (3) transmit to all Holders, in the manner and to the extent provided in TIA Section 313(c), within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to clauses (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.
          Delivery of such reports, information and documents to the Trustee are for informational purposes only and the Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers’ Certificates).
ARTICLE EIGHT
CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE
                    SECTION 801. Company May Consolidate, etc., Only on Certain Terms.
          The Company shall not consolidate, amalgamate or enter into any statutory arrangement with or merge into any other corporation or convey, transfer or lease all or substantially all of its properties and assets to any Person, unless:
     (1) the entity formed by or continuing from such consolidation, amalgamation or arrangement or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, all or substantially all of the properties and assets of the Company substantially as an entirety shall:
     (A) be a corporation, partnership or trust organized and validly existing under the laws of:
     (i) Canada or any province or territory thereof;
     (ii) the United States of America, any state thereof or the District of Columbia; or
     (iii) if such consolidation, amalgamation, arrangement, merger or other transaction would not impair the rights of the Holders of the Securities, in any other country, provided that if such successor entity is organized under the laws of a jurisdiction other than Canada or any province or territory thereof, or the United States, any state thereof or the District of Columbia, the successor entity assumes by a supplemental indenture the obligations of the Company under the Securities and this Indenture to pay Additional Amounts; and
     (B) expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, or assume by operation of law, the Company’s obligation for the due and punctual payment of the principal of (and premium, if any) and interest, if any, on all the Securities and the performance and observance of every covenant of this Indenture on the part of the Company to be performed or observed;
     (2) after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing; and
     (3) the Company and the successor Person shall have delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that such consolidation, amalgamation, arrangement, merger, conveyance, transfer or lease and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.
          This Section shall only apply to a merger, amalgamation, arrangement or consolidation in which the Company is not the surviving corporation and to conveyances, leases and transfers by the Company as transferor or lessor.
                    SECTION 802. Successor Person Substituted.
          Upon any consolidation, amalgamation or arrangement by the Company with or merger by the Company into any other corporation or any conveyance, transfer or lease all or substantially all of the properties and assets of the Company substantially as an entirety to any Person in accordance with Section 801, the successor Person formed by such consolidation, amalgamation or arrangement or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and in the event of any such conveyance or transfer, the Company (which term shall for this purpose mean the Person named as the “Company” in the first paragraph of this Indenture or any successor Person which shall theretofore become such in the manner described in Section 801), except in the case of a lease, shall be discharged of all obligations and covenants under this Indenture and the Securities and may be dissolved and liquidated.
ARTICLE NINE
SUPPLEMENTAL INDENTURES
                    SECTION 901. Supplemental Indentures Without Consent of Holders.
          Without the consent of any Holders, the Company, when authorized by or pursuant to a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:
     (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company contained herein and in the Securities; or
     (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or
     (3) to add any additional Events of Default (and if such Events of Default are to be for the benefit of less than all series of Securities, stating that such Events of Default are being included solely for the benefit of such series); provided, however, that in respect of any such additional Events of Default such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default or may limit the right of the Holders of a majority in aggregate principal amount of that or those series of Securities to which such additional Events of Default apply to waive such default; or
     (4) to change or eliminate any of the provisions of this Indenture; provided that any such change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; or
     (5) to establish the form or terms of Securities of any series as permitted by Sections 201 and 301; or
     (6) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 609(b); or
     (7) to close this Indenture with respect to the authentication and delivery of additional series of Securities, to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture; provided such action shall not, in the opinion of the Board of Directors, adversely affect the interests of the Holders of Securities of any series and any related coupons in any material respect; or
     (8) to add to, delete from or revise the conditions, limitations and restrictions on the authorized amount, terms, purposes of issue, authentication and delivery of Securities, as herein set forth; or

     (9) to supplement any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of any series of Securities pursuant to Sections 401, 1402 and 1403; provided that any such action shall not, in the opinion of the Board of Directors, adversely affect the interests of the Holders of Securities of such series or any other series of Securities in any material respect; or
     (10) to make any change that does not adversely affect the interests of the Holders of Securities of such series or any other series of Securities in any material respect.
                    SECTION 902. Supplemental Indentures with Consent of Holders.
          With the consent of the Holders of not less than a majority in principal amount of all Outstanding Securities of any series, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by or pursuant to a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture which affect such series of Securities or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security of such series,
     (1) change the Stated Maturity of the principal of (or premium, if any) or any installment of principal of or interest on any Security of such series, or reduce the principal amount thereof (or premium, if any) or the rate of interest, if any, thereon, or change any obligation of the Company to pay Additional Amounts contemplated by Section 1005 (except as contemplated by Section 801(1) and permitted by Section 901(1)), or reduce the amount of the principal of an Original Issue Discount Security or Indexed Security of such series that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502 or the amount thereof provable in bankruptcy pursuant to Section 504, or adversely affect any right of repayment at the option of any Holder of any Security of such series, or change any Place of Payment where, or the Currency in which, any Security of such series or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption or repayment at the option of the Holder, on or after the Redemption Date or the Repayment Date, as the case may be), or adversely affect any right to convert or exchange any Security as may be provided pursuant to Section 301 herein; or
     (2) reduce the percentage in principal amount of the Outstanding Securities of such series required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture which affect such series or certain defaults applicable to such series hereunder and their consequences provided for in this Indenture, or reduce the requirements of Section 1504 for quorum or voting with respect to Securities of such series; or
     (3) modify any of the provisions of this Section, Section 513 or Section 1007, except to increase any such percentage or to provide that certain other provisions of this

Indenture which affect such series cannot be modified or waived without the consent of the Holder of each Outstanding Security of such series; or
     (4) modify any of the provisions of this Indenture relating to the subordination of Securities in a manner adverse to the Holders.
          A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series. Any such supplemental indenture adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture, or modifying in any manner the rights of the Holders of Securities of such series, shall not affect the rights under this Indenture of the Holders of Securities of any other series.
          The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Persons entitled to consent to any indenture supplemental hereto. If a record date is fixed, the Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to consent to such supplemental indenture, whether or not such Holders remain Holders after such record date; provided that unless such consent shall have become effective by virtue of the requisite percentage having been obtained prior to the date which is 90 days after such record date, any such consent previously given shall automatically and without further action by any Holder be cancelled and of no further effect.
          It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.
                    SECTION 903. Execution of Supplemental Indentures.
          In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be provided with, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise.
                    SECTION 904. Effect of Supplemental Indentures.
          Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.
                    SECTION 905. Conformity with Trust Indenture Act.

          Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.
                    SECTION 906. Reference in Securities to Supplemental Indentures.
          Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.
                    SECTION 907. Notice of Supplemental Indentures.
          Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of Section 902, the Company shall give notice thereof to the Holders of each Outstanding Security affected, in the manner provided for in Section 106, setting forth in general terms the substance of such supplemental indenture.
                    SECTION 908. Effect on Senior Indebtedness..
          No supplemental indenture shall adversely affect the rights of any holder of Senior Indebtedness under Article Sixteen without the consent of such holder.
ARTICLE TEN
COVENANTS
                    SECTION 1001. Payment of Principal, Premium, if any, and Interest.
          The Company covenants and agrees for the benefit of the Holders of each series of Securities that it shall duly and punctually pay the principal of (and premium, if any) and interest, if any, on the Securities of that series in accordance with the terms of the Securities and this Indenture.
                    SECTION 1002. Maintenance of Office or Agency.
     The Company shall maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange, where Securities of that series that are convertible or exchangeable may be surrendered for conversion or exchange, as applicable and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served.
          The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the same as its agents to receive such respective presentations, surrenders, notices and demands.
          The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind any such designation; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in accordance with the requirements set forth above for Securities of any series for such purposes. The Company shall give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency. Unless otherwise specified with respect to any Securities as contemplated by Section 301 with respect to a series of Securities, the Company hereby designates as a Place of Payment for each series of Securities the office or agency of the Company in the Borough of Manhattan, The City of New York, and initially appoints the Trustee at its Corporate Trust Office as Paying Agent in such city and as its agent to receive all such presentations, surrenders, notices and demands.
          Unless otherwise specified with respect to any Securities pursuant to Section 301, if and so long as the Securities of any series (i) are denominated in a Foreign Currency or (ii) may be payable in a Foreign Currency, or so long as it is required under any other provision of the Indenture, then the Company shall maintain with respect to each such series of Securities, or as so required, at least one Exchange Rate Agent.
                    SECTION 1003. Money for Securities Payments to Be Held in Trust.
          If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it shall, on or before each due date of the principal of (or premium, if any) or interest, if any, on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum in the Currency in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series and except, if applicable, as provided in Sections 312(b), 312(d) and 312(e)) sufficient to pay the principal of (or premium, if any) or interest, if any, on Securities of such series so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and shall promptly notify the Trustee of its action or failure so to act.
          Whenever the Company shall have one or more Paying Agents for any series of Securities, it shall, on or before each due date of the principal of (or premium, if any) or interest, if any, on any Securities of that series, deposit with a Paying Agent a sum (in the Currency described in the preceding paragraph) sufficient to pay the principal (or premium, if any) or interest, if any, so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company shall promptly notify the Trustee of its action or failure so to act.
          The Company shall cause each Paying Agent (other than the Trustee) for any series of Securities to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent shall:
     (1) hold all sums held by it for the payment of the principal of (and premium, if any) and interest, if any, on Securities of such series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;
     (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of such series) in the making of any payment of principal of (or premium, if any) or interest, if any, on the Securities of such series; and
     (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.
          The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such sums.
          Except as provided in the Securities of any series, any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (or premium, if any), or interest, if any, on any Security of any series, and remaining unclaimed for two years (or such shorter period as may be specified in the applicable abandoned property statutes) after such principal, premium or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in an Authorized Newspaper, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining shall be repaid to the Company.
                    SECTION 1004. Statement as to Compliance.

          The Company shall deliver to the Trustee, within 120 days after the end of each fiscal year, a brief certificate from the principal executive officer(s), principal financial officer(s) or principal accounting officer(s) as to his or her knowledge of the Company’s compliance with all conditions and covenants under this Indenture. For purposes of this Section 1004, such compliance shall be determined without regard to any period of grace or requirement of notice under this Indenture.
                    SECTION 1005. Additional Amounts.
          If the Securities of a series provide for the payment of Additional Amounts, the Company shall pay to the Holder of a Security of such series Additional Amounts as may be specified as contemplated by Section 301. Whenever in this Indenture there is mentioned, in any context, the payment of the principal of (or premium, if any) or interest, if any, on any Security of any series or the net proceeds received on the sale or exchange of any Security of any series, such mention shall be deemed to include mention of the payment of Additional Amounts provided by the terms of such series established pursuant to Section 301 to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to such terms and express mention of the payment of Additional Amounts (if applicable) in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.
          Except as otherwise specified as contemplated by Section 301, if the Securities of a series provide for the payment of Additional Amounts, at least 10 days prior to the first Interest Payment Date with respect to that series of Securities (or if the Securities of that series shall not bear interest prior to Maturity, the first day on which a payment of principal and any premium is made), and at least 10 days prior to each date of payment of principal, premium or interest if there has been any change with respect to the matters set forth in the below-mentioned Officers’ Certificate, the Company shall furnish the Trustee and the Company’s principal Paying Agent or Paying Agents, if other than the Trustee, with an Officers’ Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal, premium or interest on the Securities of that series shall be made to Holders of Securities of that series without withholding for or on account of any tax, assessment or other governmental charge described in the Securities of the series. If any such withholding shall be required, then such Officers’ Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Securities of that series and the Company shall pay to the Trustee or such Paying Agent the Additional Amounts required by the terms of such Securities. In the event that the Trustee or any Paying Agent, as the case may be, shall not so receive the above-mentioned certificate, then the Trustee or such Paying Agent shall be entitled (i) to assume that no such withholding or deduction is required with respect to any payment of principal or interest with respect to any Securities of a series until it shall have received a certificate advising otherwise and (ii) to make all payments of principal and interest with respect to the Securities of a series without withholding or deductions until otherwise advised. The Company covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officers’ Certificate furnished pursuant to this Section or in reliance on the Company’s not furnishing such an Officers’ Certificate.

                    SECTION 1006. Corporate Existence.
          Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and the rights (charter and statutory) and franchises of the Company; provided, however, that the Company shall not be required to preserve any such right or franchise if the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its subsidiaries as a whole.
                    SECTION 1007. Waiver of Certain Covenants.
          The Company may, with respect to any series of Securities, omit in any particular instance to comply with any term, provision or condition which affects such series set forth in Section 1006 or, as specified pursuant to Section 301(17) for Securities of such series, in any covenants of the Company added to Article Ten pursuant to Section 301(15) or Section 301(17) in connection with Securities of such series, if before the time for such compliance the Holders of at least a majority in principal amount of all Outstanding Securities of any series, by Act of such Holders, waive such compliance in such instance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee to Holders of Securities of such series in respect of any such term, provision or condition shall remain in full force and effect.
                    SECTION 1008. Calculation of Original Issue Discount.
          If any Securities are Original Issue Discount Securities, then the Company shall file with the Trustee promptly at the end of each calendar year (i) a written notice specifying the amount of original issue discount (including daily rates and accrual periods) accrued on Outstanding Securities as of the end of such year and (ii) such other specified information relating to such original issue discount as may then be relevant under the Internal Revenue Code of 1986, as amended from time to time.
ARTICLE ELEVEN
REDEMPTION OF SECURITIES
                    SECTION 1101. Applicability of Article.
          Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with the terms of such Securities and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article.
                    SECTION 1102. Election to Redeem; Notice to Trustee.
     The election of the Company to redeem any Securities shall be evidenced by or pursuant to a Board Resolution. In case of any redemption at the election of the Company, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed and shall deliver to the Trustee such documentation and records as shall enable the Trustee to select the Securities to be redeemed pursuant to Section 1103. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers’ Certificate evidencing compliance with such restriction.
                    SECTION 1103. Selection by Trustee of Securities to Be Redeemed.
          If less than all the Securities of any series are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions of the principal of Securities of such series; provided, however, that no such partial redemption shall reduce the portion of the principal amount of a Security not redeemed to less than the minimum authorized denomination for Securities of such series established pursuant to Section 301.
          The Trustee shall promptly notify the Company and the Security Registrar (if other than itself) in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.
          For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.
                    SECTION 1104. Notice of Redemption.
          Except as otherwise specified as contemplated by Section 301, notice of redemption shall be given in the manner provided for in Section 106 not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed. Failure to give notice in the manner provided in Section 106 to the Holder of any Securities designated for redemption as a whole or in part, or any defect in the notice to any such Holder, shall not affect the validity of the proceedings for the redemption of any other Securities or portion thereof.
          Any notice that is mailed to the Holders in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives the notice.
          All notices of redemption shall state:
     (1) the Redemption Date;
     (2) the Redemption Price and the amount of accrued interest to the Redemption Date payable as provided in Section 1106, if any;

     (3) if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed;
     (4) in case any Security is to be redeemed in part only, the notice which relates to such Security shall state that on and after the Redemption Date, upon surrender of such Security, the Holder shall receive, without charge, a new Security or Securities of authorized denominations for the principal amount thereof remaining unredeemed;
     (5) that on the Redemption Date, the Redemption Price and accrued interest, if any, to the Redemption Date payable as provided in Section 1106 shall become due and payable upon each such Security, or the portion thereof, to be redeemed and, if applicable, that interest thereon shall cease to accrue on and after said date;
     (6) the Place or Places of Payment where such Securities, if any, maturing after the Redemption Date, are to be surrendered for payment of the Redemption Price and accrued interest, if any;
     (7) that the redemption is for a sinking fund, if such is the case.
          Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company’s request, by the Trustee in the name and at the expense of the Company.
                    SECTION 1105. Deposit of Redemption Price.
          On or prior to 10:00 a.m., New York City time, on any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money in the Currency in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series and except, if applicable, as provided in Sections 312(b), 312(d) and 312(e)) sufficient to pay the Redemption Price of, and accrued interest, if any, on, all the Securities which are to be redeemed on that date.
                    SECTION 1106. Securities Payable on Redemption Date.
          Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified in the Currency in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series and except, if applicable, as provided in Sections 312(b), 312(d) and 312(e)) (together with accrued interest, if any, to the Redemption Date), and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest, if any) such Securities shall, if the same were interest-bearing, cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice maturing after the Redemption Date, such Security shall be paid by the Company at the Redemption Price, together with accrued interest, if any, to the Redemption Date; provided, however, that installments of interest on Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.
          If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) set forth in such Security.
                    SECTION 1107. Securities Redeemed in Part.
          Any Security which is to be redeemed only in part (pursuant to the provisions of this Article or of Article Twelve) shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder’s attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered. However, if less than all of the Securities of any series with differing issue dates, interest rates and stated maturities are to be redeemed, the Company in its sole discretion shall select the particular Securities to be redeemed and shall notify the Trustee in writing thereof at least 45 days prior to the relevant redemption date.
ARTICLE TWELVE
SINKING FUNDS
                    SECTION 1201. Applicability of Article.
          Retirements of Securities of any series pursuant to any sinking fund shall be made in accordance with the terms of such Securities and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article.
          The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a “mandatory sinking fund payment”, and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an “optional sinking fund payment”. If provided for by the terms of Securities of any series, the cash amount of any mandatory sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.
                    SECTION 1202. Satisfaction of Sinking Fund Payments with Securities.
          Subject to Section 1203, in lieu of making all or any part of any mandatory sinking fund payment with respect to any Securities of a series in cash, the Company may at its option (1) deliver to the Trustee Outstanding Securities of a series (other than any previously called for redemption) theretofore purchased or otherwise acquired by the Company, and/or

(2) receive credit for the principal amount of Securities of such series which have been previously delivered to the Trustee by the Company or for Securities of such series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any mandatory sinking fund payment with respect to the Securities of the same series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided, however, that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such mandatory sinking fund payment shall be reduced accordingly.
                    SECTION 1203. Redemption of Securities for Sinking Fund.
          Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company shall deliver to the Trustee an Officers’ Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash in the Currency in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series and except, if applicable, as provided in Sections 312(b), 312(d) and 312(e)) and the portion thereof, if any, which is to be satisfied by delivering or crediting Securities of that series pursuant to Section 1202 (which Securities shall, if not previously delivered, accompany such certificate) and whether the Company intends to exercise its right to make a permitted optional sinking fund payment with respect to such series. Such certificate shall be irrevocable and upon its delivery the Company shall be obligated to make the cash payment or payments therein referred to, if any, on or before the next succeeding sinking fund payment date. In the case of the failure of the Company to deliver such certificate, the sinking fund payment due on the next succeeding sinking fund payment date for that series shall be paid entirely in cash and shall be sufficient to redeem the principal amount of such Securities subject to a mandatory sinking fund payment without the option to deliver or credit Securities as provided in Section 1202 and without the right to make any optional sinking fund payment, if any, with respect to such series.
          Not more than 60 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.
          Prior to any sinking fund payment date, the Company shall pay to the Trustee or a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) in cash a sum equal to any interest that shall accrue to the date fixed for redemption of Securities or portions thereof to be redeemed on such sinking fund payment date pursuant to this Section 1203.

          Notwithstanding the foregoing, with respect to a sinking fund for any series of Securities, if at any time the amount of cash to be paid into such sinking fund on the next succeeding sinking fund payment date, together with any unused balance of any preceding sinking fund payment or payments for such series, does not exceed in the aggregate $100,000, the Trustee, unless requested by the Company, shall not give the next succeeding notice of the redemption of Securities of such series through the operation of the sinking fund. Any such unused balance of moneys deposited in such sinking fund shall be added to the sinking fund payment for such series to be made in cash on the next succeeding sinking fund payment date or, at the request of the Company, shall be applied at any time or from time to time to the purchase of Securities of such series, by public or private purchase, in the open market or otherwise, at a purchase price for such Securities (excluding accrued interest and brokerage commissions, for which the Trustee or any Paying Agent shall be reimbursed by the Company) not in excess of the principal amount thereof.
ARTICLE THIRTEEN
REPAYMENT AT OPTION OF HOLDERS
                    SECTION 1301. Applicability of Article.
          Repayment of Securities of any series before their Stated Maturity at the option of Holders thereof shall be made in accordance with the terms of such Securities and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article.
                    SECTION 1302. Repayment of Securities.
          Securities of any series subject to repayment in whole or in part at the option of the Holders thereof shall, unless otherwise provided in the terms of such Securities, be repaid at the Repayment Price thereof, together with interest, if any, thereon accrued to the Repayment Date specified in or pursuant to the terms of such Securities. The Company covenants that on or before the Repayment Date it shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money in the Currency in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series and except, if applicable, as provided in Sections 312(b), 312(d) and 312(e)) sufficient to pay the Repayment Price of and (except if the Repayment Date shall be an Interest Payment Date) accrued interest, if any, on, all the Securities or portions thereof, as the case may be, to be repaid on such date.
                    SECTION 1303. Exercise of Option.
          Securities of any series subject to repayment at the option of the Holders thereof shall contain an “Option to Elect Repayment” form on the reverse of such Securities. To be repaid at the option of the Holder, any Security so providing for such repayment, with the “Option to Elect Repayment” form on the reverse of such Security duly completed by the Holder (or by the Holder’s attorney duly authorized in writing), must be received by the Company at the

Place of Payment therefor specified in the terms of such Security (or at such other place or places or which the Company shall from time to time notify the Holders of such Securities) not earlier than 45 days nor later than 30 days prior to the Repayment Date. If less than the Repayment Price of such Security is to be repaid in accordance with the terms of such Security, the portion of the Repayment Price of such Security to be repaid, in increments of the minimum denomination for Securities of such series, and the denomination or denominations of the Security or Securities to be issued to the Holder for the portion of such Security surrendered that is not to be repaid, must be specified. Any Security providing for repayment at the option of the Holder thereof may not be repaid in part if, following such repayment, the unpaid principal amount of such Security would be less than the minimum authorized denomination of Securities of the series of which such Security to be repaid is a part. Except as otherwise may be provided by the terms of any Security providing for repayment at the option of the Holder thereof, exercise of the repayment option by the Holder shall be irrevocable unless waived by the Company.
                    SECTION 1304. When Securities Presented for Repayment Become Due and Payable.
          If Securities of any series providing for repayment at the option of the Holders thereof shall have been surrendered as provided in this Article and as provided by or pursuant to the terms of such Securities, such Securities or the portions thereof, as the case may be, to be repaid shall become due and payable and shall be paid by the Company on the Repayment Date therein specified, and on and after such Repayment Date (unless the Company shall default in the payment of such Securities on such Repayment Date) such Securities shall, if the same were interest-bearing, cease to bear interest. Upon surrender of any such Security for repayment in accordance with such provisions maturing after the Repayment Date, the Repayment Price of such Security so to be repaid shall be paid by the Company, together with accrued interest, if any, to the Repayment Date; provided, however, that installments of interest, if any, whose Stated Maturity is on or prior to the Repayment Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.
          If any Security surrendered for repayment shall not be so repaid upon surrender thereof, the Repayment Price shall, until paid, bear interest from the Repayment Date at the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) set forth in such Security.
                    SECTION 1305. Securities Repaid in Part.
          Upon surrender of any Security which is to be repaid in part only, the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge and at the expense of the Company, a new Security or Securities of the same series, of any authorized denomination specified by the Holder, in an aggregate principal amount equal to and in exchange for the portion of the principal of such Security so surrendered which is not to be repaid.

ARTICLE FOURTEEN
DEFEASANCE AND COVENANT DEFEASANCE
                    SECTION 1401. Company’s Option to Effect Defeasance or Covenant Defeasance.
          Except as otherwise specified as contemplated by Section 301 for Securities of any series, the provisions of this Article Fourteen shall apply to each series of Securities, and the Company may, at its option, effect defeasance of the Securities of or within a series under Section 1402, or covenant defeasance of or within a series under Section 1403 in accordance with the terms of such Securities and in accordance with this Article.
                    SECTION 1402. Defeasance and Discharge.
          Upon the Company’s exercise of the above option applicable to this Section with respect to any Securities of or within a series, the Company shall be deemed to have been discharged from its obligations with respect to such Outstanding Securities on the date the conditions set forth in Section 1404 are satisfied (hereinafter, “defeasance”). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by such Outstanding Securities, which shall thereafter be deemed to be “Outstanding” only for the purposes of Section 1405 and the other Sections of this Indenture referred to in (A) and (B) below, and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of such Outstanding Securities to receive, solely from the trust fund described in Section 1404 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any) and interest, if any, on such Securities when such payments are due, (B) the Company’s obligations with respect to such Securities under Sections 304, 305, 306, 1002 and 1003 and with respect to the payment of Additional Amounts, if any, on such Securities as contemplated by Section 1005, (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (D) this Article Fourteen. Subject to compliance with this Article Fourteen, the Company may exercise its option under this Section 1402 notwithstanding the prior exercise of its option under Section 1403 with respect to such Securities. Money and securities held in trust pursuant to this Section 1402 shall not be subject to Article Sixteen.
                    SECTION 1403. Covenant Defeasance.
          Upon the Company’s exercise of the above option applicable to this Section with respect to any Securities of or within a series, the Company shall be released from its obligations under Article Eight, Section 1006 and any covenant specified pursuant to Section 301, its obligations under any other covenant, with respect to such Outstanding Securities on and after the date the conditions set forth in Section 1404 are satisfied (hereinafter, “covenant defeasance”), and such Securities shall thereafter be deemed not to be “Outstanding” for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed

“Outstanding” for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to such Outstanding Securities, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 501(4) or Section 501(8) or otherwise, as the case may be, but, except as specified above, the remainder of this Indenture and such Securities shall be unaffected thereby.
                    SECTION 1404. Conditions to Defeasance or Covenant Defeasance.
          The following shall be the conditions to application of either Section 1402 or Section 1403 to any Outstanding Securities of or within a series:
     (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 607 who shall agree to comply with the provisions of this Article Fourteen applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (A) an amount (in such Currency in which such Securities are then specified as payable at Stated Maturity), or (B) Government Obligations applicable to such Securities (determined on the basis of the Currency in which such Securities are then specified as payable at Stated Maturity) which through the scheduled payment of principal and interest in respect thereof in accordance with their terms shall provide, not later than one day before the due date of any payment of principal of and premium, if any, and interest, if any, under such Securities, money in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent chartered accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, (i) the principal of (and premium, if any) and interest, if any, on such Outstanding Securities and on the Stated Maturity (or Redemption Date, if applicable) of such principal (and premium, if any) or installment of principal or interest, if any, and (ii) any mandatory sinking fund payments or analogous payments applicable to such Outstanding Securities on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities; provided that the Trustee shall have been irrevocably instructed to apply such money or the proceeds of such Government Obligations to said payments with respect to such Securities. Before such a deposit, the Company may give to the Trustee, in accordance with Section 1102 hereof, a notice of its election to redeem all or any portion of such Outstanding Securities at a future date in accordance with the terms of the Securities of such series and Article Eleven hereof, which notice shall be irrevocable. Such irrevocable redemption notice, if given, shall be given effect in applying the foregoing.
     (2) No Default or Event of Default with respect to such Securities shall have occurred and be continuing on the date of such deposit or, insofar as clauses (5) and (6) of Section 501 are concerned, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).
     (3) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company is a party or by which it is bound.
     (4) In the case of an election under Section 1402, the Company shall have delivered to the Trustee an Opinion of Counsel in the United States stating that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the date of execution of this Indenture, there has been a change in the applicable U.S. federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of such Outstanding Securities shall not recognize income, gain or loss for federal income tax purposes as a result of such defeasance and shall be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.
     (5) In the case of an election under Section 1403, the Company shall have delivered to the Trustee an Opinion of Counsel in the United States to the effect that the Holders of such Outstanding Securities shall not recognize income, gain or loss for U.S. federal income tax purposes as a result of such covenant defeasance and shall be subject to U.S. federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.
     (6) Notwithstanding any other provisions of this Section, such defeasance or covenant defeasance shall be effected in compliance with any additional or substitute terms, conditions or limitations in connection therewith pursuant to Section 301.
     (7) The Company shall have delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under Section 1402 or the covenant defeasance under Section 1403 (as the case may be) have been complied with.
     (8) Either the Company has delivered to the Trustee an Opinion of Counsel in Canada or a ruling from Canada Customs and Revenue Agency to the effect that the Holders of such Outstanding Securities shall not recognize income, gain or loss for Canadian federal, provincial or territorial income tax or other tax purpose as a result of such defeasance or covenant defeasance, as the case may be, and shall be subject to Canadian federal or provincial income tax and other tax on the same amounts, in the same manner and at the same times as would have been the case had such defeasance or covenant defeasance, as the case may be, not occurred (and for the purposes of such opinion, such Canadian counsel shall assume that Holders of the Securities include Holders who are not resident in Canada).
                    SECTION 1405. Deposited Money and Government Obligations to Be Held in Trust; Other Miscellaneous Provisions.

          Subject to the provisions of the last paragraph of Section 1003, all money and Government Obligations (or other property as may be provided pursuant to Section 301) (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 1405, the “Trustee”) pursuant to Section 1404 in respect of such Outstanding Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, if any, but such money need not be segregated from other funds except to the extent required by law.
          Unless otherwise specified with respect to any Security pursuant to Section 301, if, after a deposit referred to in Section 1404(1) has been made, (a) the Holder of a Security in respect of which such deposit was made is entitled to, and does, elect pursuant to Section 312(b) or the terms of such Security to receive payment in a Currency other than that in which the deposit pursuant to Section 1404(1) has been made in respect of such Security, or (b) a Conversion Event occurs as contemplated in Section 312(d) or 312(e) or by the terms of any Security in respect of which the deposit pursuant to Section 1404(1) has been made, the indebtedness represented by such Security shall be deemed to have been, and shall be, fully discharged and satisfied through the payment of the principal of (and premium, if any) and interest, if any, on such Security as they become due out of the proceeds yielded by converting (from time to time as specified below in the case of any such election) the amount or other property deposited in respect of such Security into the Currency in which such Security becomes payable as a result of such election or Conversion Event based on the applicable Market Exchange Rate for such Currency in effect on the third Business Day prior to each payment date, except, with respect to a Conversion Event, for such Currency in effect (as nearly as feasible) at the time of the Conversion Event.
          The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the Government Obligations deposited pursuant to Section 1404 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of such Outstanding Securities.
          Anything in this Article Fourteen to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or Government Obligations (or other property and any proceeds therefrom) held by it as provided in Section 1404 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance, as applicable, in accordance with this Article Fourteen.
                    SECTION 1406. Reinstatement.
     If the Trustee or any Paying Agent is unable to apply any money in accordance with Section 1405 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company’s obligations under this Indenture and such Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 1402 or 1403, as the case may be, until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 1405; provided, however, that if the Company makes any payment of principal of (or premium, if any) or interest, if any, on any such Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or Paying Agent.
ARTICLE FIFTEEN
GUARANTEES
                    SECTION 1501. Applicability of Article.
          The provisions of this Article shall be applicable to each of the Guarantors for the Guarantee of Securities of a series.
                    SECTION 1502. Guarantee.
          Each Guarantor of a particular series of Securities hereby unconditionally guarantees (each such guarantee to be referred to herein as a “Guarantee”), jointly and severally with each other Guarantor of the Securities of that series, if any, to each Holder of such Securities authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of this Indenture, such Securities or the obligations of the Company hereunder or thereunder, (i) the due and punctual payment of the principal of and any premium or interest on such Securities, whether at maturity or on an interest payment date, by acceleration, pursuant to an offer to purchase such Securities or otherwise, and interest on the overdue principal of and interest, if any, on such Securities, if lawful, and all other obligations of the Company to the Holders of such Securities or the Trustee hereunder or thereunder shall be promptly paid in full, all in accordance with the terms hereof and thereof including all amounts payable to the Trustee under Section 606 hereof, and (ii) in case of any extension of time of payment or renewal of any such Securities or any of such other obligations, the same shall be promptly paid in full when due or to be performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.
          If the Company fails to make any payment when due of any amount so guaranteed for whatever reason, the Guarantor of the Securities of that series shall be obligated, jointly and severally with each other Guarantor, if any, to pay the same immediately. Each Guarantor hereby agrees that its obligations hereunder shall be continuing, absolute and unconditional, irrespective of, and shall be unaffected by, the validity, regularity or enforceability of the Securities, this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Securities or the Trustee with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of such Guarantor. Each Guarantor hereby waives diligence, presentment, demand of payment, demand of performance, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, the benefit of discussion, protest, notice and all demand whatsoever and covenants that its Guarantee shall not be discharged except by complete performance of the obligations contained in the Securities guaranteed by such Guarantee, in this Indenture and in this Article Fifteen. If any Holder of Securities of a series guaranteed hereby or the Trustee is required by any court or otherwise to return to the Company or any Guarantor of such Securities, or any custodian, trustee, liquidator or other similar official acting in relation to the Company or any Guarantor, any amount paid by the Company or any Guarantor of such Securities to the Trustee or such Holder, this Article Fifteen, to the extent theretofore discharged with respect to any Guarantee of such Securities, shall be reinstated in full force and effect. Each Guarantor agrees that it shall not be entitled to any right of subrogation in relation to the Holders of Securities of a series guaranteed hereby by such Guarantor in respect of any obligations guaranteed hereby by such Guarantee until payment in full of all such obligations. Each Guarantor further agrees that, as between such Guarantor, on the one hand, and the Holders of Securities of a series guaranteed hereby by such Guarantor and the Trustee on the other hand, (i) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article Five hereof for the purposes of such Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby and (ii) in the event of any acceleration of such obligations as provided in Article Five hereof such obligations (whether or not due and payable) shall forthwith become due and payable by such Guarantor, jointly and severally with any other Guarantor of such Securities, for the purpose of this Article Fifteen. In addition, without limiting the foregoing, upon the effectiveness of an acceleration under Article Five, the Trustee may make a demand for payment on the Securities under any Guarantee provided hereunder and not discharged.
          With respect to each Guarantee by a Guarantor, such Guarantor shall be subrogated to all rights of the Holder of any Securities guaranteed hereby by such Guarantee against the Company in respect of any amounts paid to such Holder by such Guarantor pursuant to the provisions of such Guarantee; provided that the Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon, such right of subrogation until the principal of and interest on all such Securities shall have been paid in full.
          The Guarantee set forth in this Section 1502 shall not be valid or become obligatory for any purpose with respect to a Security until the certificate of authentication on such Security shall have been signed by the Trustee or any duly appointed agent.
                    SECTION 1503. Obligations of the Guarantor Unconditional.
          Nothing contained in this Article Fifteen or elsewhere in this Indenture or in any Security is intended to or shall impair, as between a Guarantor and the Holders of the Securities guaranteed by such Guarantor’s Guarantee, the obligations of such Guarantor, which are absolute and unconditional, to pay to such Holders the principal of and interest as and when the same shall become due and payable in accordance with the provisions of this Guarantee or is intended to or shall affect the relative rights of such Holders and creditors of such Guarantor, nor shall anything herein or therein prevent the Trustee or such Holder from exercising all remedies otherwise permitted by applicable law upon Default under this Indenture in respect of cash, property or securities of such Guarantor received upon the exercise of any such remedy;
          Upon any distribution of assets of a Guarantor referred to in this Article Fifteen, the Trustee, subject to the provisions of Sections 602 and 603, and the Holders of the Securities

guaranteed hereby by such Guarantor shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending, or a certificate of the liquidating trustee or agent or other person making any distribution to the Trustee or to such Holders, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of other indebtedness of such Guarantor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Fifteen.
                    SECTION 1504. Article Not to Prevent Events of Default.
          The failure to make a payment on account of principal or interest on the Securities of any series by reason of any provision in this Article Fifteen shall not be construed as preventing the occurrence of an Event of Default under Section 501.
                    SECTION 1505. Execution and Delivery of Guarantee.
          To evidence a Guarantee set forth in this Article Fifteen, the Guarantor hereby agrees that the guarantee notation, substantially in the form of Exhibit B hereto (the “Guarantee Notation”), shall be endorsed on each Security authenticated and delivered by the Trustee that is guaranteed by such Guarantee and that this Indenture shall be executed on behalf of such Guarantor by its Chairman of the Board, its President or one of its Vice Presidents.
          Each Guarantor hereby agrees that its Guarantee shall remain in full force and effect notwithstanding any failure to endorse the Guarantee Notation on each such Security.
          If an officer whose signature is on this Indenture or on the Securities guaranteed hereby no longer holds that office at the time the Trustee authenticates the Security on which a notation of the Guarantee is endorsed, such Guarantee shall be valid nevertheless.
          The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of each Guarantee thereof
ARTICLE SIXTEEN
SUBORDINATION OF SECURITIES
                    SECTION 1601. Agreement to Subordinate.
          Unless otherwise specified pursuant to Section 301, the Company, for itself, its successors and assigns, covenants and agrees, and each Holder of Securities by his acceptance thereof, likewise covenants and agrees, that the payment of the principal of (and premium, if any) and interest, if any, on each and all of the Securities is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of all Senior Indebtedness.
                    SECTION 1602. Distribution on Dissolution, Liquidation and Reorganization; Subrogation of Securities.

          Unless otherwise specified pursuant to Section 301, upon any distribution of assets of the Company upon any dissolution, winding up, liquidation or reorganization of the Company, whether in bankruptcy, insolvency, reorganization or receivership proceedings or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of the Company or otherwise (subject to the power of a court of competent jurisdiction to make other equitable provision reflecting the rights conferred in this Indenture upon the Senior Indebtedness and the holders thereof with respect to the Securities and the holders thereof by a lawful plan of reorganization under applicable bankruptcy law):
     (1) the holders of all Senior Indebtedness shall be entitled to receive payment in full of the principal thereof (and premium, if any) and interest due thereon before the Holders of the Securities are entitled to receive any payment upon the principal (or premium, if any) or interest, if any, on indebtedness evidenced by the Securities;
     (2) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article Sixteen shall be paid by the liquidating trustee or agent or other Person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the principal of (and premium, if any) and interest on the Senior Indebtedness held or represented by each, to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness; and
     (3) in the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, shall be received by the Trustee or the Holders of the Securities before all Senior Indebtedness is paid in full, such payment or distribution shall be paid over, upon written notice to the Trustee, to the holders of such Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instrument evidencing any of such Senior Indebtedness may have been issued, ratably as aforesaid, for application to payment of all Senior Indebtedness remaining unpaid until all such Senior Indebtedness shall have been paid in full, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness.
          Subject to the payment in full of all Senior Indebtedness, the Holders of the Securities shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company applicable to Senior Indebtedness until the principal of (and premium, if any) and interest, if any, on the Securities shall be paid in full and no such payments or distributions to the Holders of the Securities of cash, property or securities otherwise distributable to the holders of Senior Indebtedness shall, as between the Company, its creditors other than the holders of Senior Indebtedness, and the Holders of the Securities be deemed to be a payment by the Company to or on account of the

Securities. It is understood that the provisions of this Article Sixteen are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities, on the one hand, and the holders of the Senior Indebtedness, on the other hand. Nothing contained in this Article Sixteen or elsewhere in this Indenture or in the Securities is intended to or shall impair, as between the Company, its creditors other than the holders of Senior Indebtedness, and the Holders of the Securities, the obligation of the Company, which is unconditional and absolute, to pay to the Holders of the Securities the principal of (and premium, if any) and interest, if any, on the Securities as and when the same shall become due and payable in accordance with their terms, or to affect the relative rights of the Holders of the Securities and creditors of the Company other than the holders of Senior Indebtedness, nor shall anything herein or in the Securities prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article Sixteen of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy. Upon any payment or distribution of assets of the Company referred to in this Article Sixteen, the Trustee, subject to the provisions of Section 601, shall be entitled to rely upon a certificate of the liquidating trustee or agent or other Person making any distribution to the Trustee for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Sixteen.
          The Trustee, however, shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness. The Trustee shall not be liable to any such holder if it shall pay over or distribute to or on behalf of Holders of Securities or the Company moneys or assets to which any holder of Senior Indebtedness shall be entitled by virtue of this Article Sixteen.
          If the Trustee or any Holder of Securities does not file a proper claim or proof of debt in the form required in any proceeding referred to above prior to 30 days before the expiration of the time to file such claim in such proceeding, then the holder of any Senior Indebtedness is hereby authorized, and has the right, to file an appropriate claim or claims for or on behalf of such Holder of Securities.
          With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants or obligations as are specifically set forth in this Article and no implied covenants or obligations with respect to holders of Senior Indebtedness shall be read into this Indenture against the Trustee.
                    SECTION 1603. No Payment on Securities in Certain Circumstances.
          Unless otherwise specified pursuant to Section 301,
          (a) Upon the maturity of any Senior Indebtedness by lapse of time, acceleration (unless waived, rescinded or annulled) or otherwise, or upon any payment default (with or without the giving of notice or lapse of time or both, in accordance with the terms of the instrument governing such Senior Indebtedness, and without any waiver or forgiveness) with respect to any Senior Indebtedness, all amounts payable thereon shall first be paid in full, or such

Senior Indebtedness, before any payment is made, directly or indirectly by set off or otherwise, on account of principal of, or interest on, the Securities of such series or to acquire any of the Securities of such series or on account of the redemption provisions of the Securities of such series.
          (b) Upon a default with respect to any Senior Indebtedness (other than under circumstances when the terms of paragraph (a) of this Section are applicable), as such default is defined therein or in the instrument under which it is outstanding, permitting the holders to accelerate the maturity thereof, upon written notice thereof given to the Company and the Trustee by or on behalf of holders of such Senior Indebtedness (“Default Notice”), then, unless and until such default shall have been cured or waived by the holders of such Senior Indebtedness or shall have ceased to exist (the “Payment Blockage Period”), no direct or indirect payment shall be made by the Company with respect to the principal of, or interest on, the Securities or to acquire any of such Securities or on account of the redemption provisions of the Securities; provided, however, that this paragraph (b) shall not prevent the making of any payment (which is not otherwise prohibited by paragraph (a)) for more than 179 days after the Default Notice shall have been given unless the Senior Indebtedness in respect of which such event of default exists has been declared due and payable in its entirety, in which case no such payment may be made until such acceleration has been rescinded or annulled or such Senior Indebtedness has been paid in full.
          (c) If, notwithstanding the foregoing provisions of this Section, any payment on account of principal of, or interest on, the Securities shall be received by the Trustee, by a Holder or by any Paying Agent (or, if the Company is acting as its own Paying Agent, money for any such payment is segregated and held in trust), then, unless and until such payment is no longer prohibited by this Section, such payment (subject to the provisions of Section 1604) shall be held in trust for the benefit of the holders of Senior Indebtedness and, upon notice to the Trustee or such Paying Agent from the representative of the holders of the Senior Indebtedness and pursuant to the directions of such representative, shall be paid over or delivered to the holders of Senior Indebtedness or their representative(s), ratably according to the aggregate amount remaining unpaid on account of the principal of and interest on the Senior Indebtedness held or represented by each, for application to the payment or prepayment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in accordance with its terms, after giving effect to any concurrent payment or distribution or provision therefor to or for the holders of Senior Indebtedness. Promptly after becoming aware thereof, the Company shall give written notice to the Trustee of any event prohibiting payments on account of principal of, or interest on, the Securities and, in such event, shall provide to the Trustee, in the form of an Officers’ Certificate, the names and addresses of the holders of such Senior Indebtedness and their representative(s), if any, the amount of the Senior Indebtedness held by each such holder, any information necessary to calculate the daily or other increase in Senior Indebtedness held by such holders and any other information which the Trustee may reasonably request to comply with this Article. Subject to the provisions of Section 1602 hereof, in the event that the Trustee or the Paying Agent reasonably determines that additional evidence is required with respect to any person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee or the Paying Agent, as the case may be, may request that such person furnish evidence to its reasonable as to the extent such person is entitled to participate in such payment or distribution and as to other facts pertinent to the rights of such persons under this Article and if such evidence is not furnished, the Trustee or the Paying Agent, as the case may be, may defer any payment to such person pending judicial determination as to the right of such person to receive such payment.
                    SECTION 1604. Payments on Securities Permitted.
          Nothing contained in this Indenture or in any of the Securities shall (a) affect the obligation of the Company to make, or prevent the Company from making, at any time except as provided in Sections 1602 and 1603, payments of principal of (or premium, if any) or interest, if any, on the Securities or (b) prevent the application by the Trustee of any moneys deposited with it hereunder to the payment of or on account of the principal of (or premium, if any) or interest, if any, on the Securities, unless the Trustee shall have received at its Corporate Trust Office written notice of any event prohibiting the making of such payment more than two Business Days prior to the date fixed for such payment.
                    SECTION 1605. Authorization of Holders to Trustee to Effect Subordination.
          Each Holder of Securities by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this Article Sixteen and appoints the Trustee his attorney-in-fact for any and all such purposes.
                    SECTION 1606. Notices to Trustee.
          Notwithstanding the provisions of this Article or any other provisions of this Indenture, neither the Trustee nor any Paying Agent (other than the Company) shall be charged with knowledge of the existence of any Senior Indebtedness or of any event which would prohibit the making of any payment of moneys to or by the Trustee or such Paying Agent, unless and until the Trustee or such Paying Agent shall have received (in the case of the Trustee, at its Corporate Trust Office) written notice thereof from the Company or from the holder of any Senior Indebtedness or from the trustee for any such holder, together with proof satisfactory to the Trustee of such holding of Senior Indebtedness or of the authority of such trustee; provided, however, that if at least two Business Days prior to the date upon which by the terms hereof any such moneys may become payable for any purpose (including, without limitation, the payment of either the principal (or premium, if any) or interest, if any, on any Security) the Trustee shall not have received with respect to such moneys the notice provided for in this Section 1606, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such moneys and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary, which may be received by it within two Business Days prior to such date. The Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee on behalf of such holder) to establish that such a notice has been given by a holder of Senior Indebtedness or a trustee on behalf of any such holder. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article Sixteen, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article Sixteen and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.
                    SECTION 1607. Trustee as Holder of Senior Indebtedness.
          The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article Sixteen in respect of any Senior Indebtedness at any time held by it to the same extent as any other holder of Senior Indebtedness and nothing in this Indenture shall be construed to deprive the Trustee of any of its rights as such holder.
          Nothing in this Article Sixteen shall apply to claims of, or payments to, the Trustee under or pursuant to Section 606.
                    SECTION 1608. Modifications of Terms of Senior Indebtedness.
          Any renewal or extension of the time of payment of any Senior Indebtedness or the exercise by the holders of Senior Indebtedness of any of their rights under any instrument creating or evidencing Senior Indebtedness, including, without limitation, the waiver of default thereunder, may be made or done all without notice to or assent from the Holders of the Securities or the Trustee.
          No compromise, alteration, amendment, modification, extension, renewal or other change of, or waiver, consent or other action in respect of, any liability or obligation under or in respect of, or of any of the terms, covenants or conditions of any indenture or other instrument under which any Senior Indebtedness is outstanding or of such Senior Indebtedness, whether or not such release is in accordance with the provisions of any applicable document, shall in any way alter or affect any of the provisions of this Article Sixteen or of the Securities relating to the subordination thereof.
                    SECTION 1609. Reliance on Judicial Order or Certificate of Liquidating Agent.
     Upon any payment or distribution of assets of the Company referred to in this Article Sixteen, the Trustee and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, liquidating trustee, custodian, receiver, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Sixteen.

ARTICLE SEVENTEEN
SUBORDINATION OF GUARANTEES
                    SECTION 1701. Agreement to Subordinate.
          Unless otherwise specified pursuant to Section 301, each of the Guarantors, for itself, its successors and assigns, covenants and agrees, and each Holder of Securities by his respective acceptance thereof, likewise covenants and agrees, that the payment of the principal of (and premium, if any) and interest, if any, on each and all of the Guarantees is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of all Senior Indebtedness.
                    SECTION 1702. Distribution on Dissolution, Liquidation and Reorganization; Subrogation of Guarantees.
          Unless otherwise specified pursuant to Section 301, upon any distribution of assets of a Guarantor, upon any dissolution, winding up, liquidation or reorganization of a Guarantor, whether in bankruptcy, insolvency, reorganization or receivership proceedings or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of a Guarantor or otherwise (subject to the power of a court of competent jurisdiction to make other equitable provision reflecting the rights conferred in this Indenture upon the Senior Indebtedness of any such Guarantor and the holders thereof with respect to the Guarantees and the holders thereof by a lawful plan of any such Guarantor of reorganization under applicable bankruptcy law):
     (1) the holders of all Senior Indebtedness of any such Guarantor shall be entitled to receive payment in full of the principal thereof (and premium, if any) and interest due thereon before the Holders of the Guarantees are entitled to receive any payment upon the principal (or premium, if any) or interest, if any, on indebtedness evidenced by the Guarantees;
     (2) any payment or distribution of assets of any such Guarantor of any kind or character, whether in cash, property or securities, to which the Holders of the Guarantees or the Trustee would be entitled except for the provisions of this Article Seventeen shall be paid by the liquidating trustee or agent or other Person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of Senior Indebtedness of such Guarantor or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any Senior Indebtedness of such Guarantor may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the principal of (and premium, if any) and interest on the Senior Indebtedness of such Guarantor held or represented by each, to the extent necessary to make payment in full of all Senior Indebtedness of such Guarantor remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness; and

     (3) in the event that, notwithstanding the foregoing, any payment or distribution of assets of any such Guarantor of any kind or character, whether in cash, property or securities, shall be received by the Trustee or the Holders of the Guarantees before all Senior Indebtedness of such Guarantor is paid in full, such payment or distribution shall be paid over, upon written notice to the Trustee, to the holders of such Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instrument evidencing any of such Senior Indebtedness may have been issued, ratably as aforesaid, for application to payment of all Senior Indebtedness of such Guarantor remaining unpaid until all such Senior Indebtedness shall have been paid in full, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness.
          Subject to the payment in full of all Senior Indebtedness of such Guarantors, the Holders shall be subrogated to the rights of the holders of Senior Indebtedness of such Guarantors to receive payments or distributions of cash, property or securities of such Guarantors applicable to such Senior Indebtedness until the principal of (and premium, if any) and interest, if any, on the Senior Indebtedness shall be paid in full and no such payments or distributions to the Holders of cash, property or securities otherwise distributable to the holders of Senior Indebtedness of such Guarantors shall, as between such Guarantors, its creditors other than the holders of Senior Indebtedness of such Guarantors, and the Holders be deemed to be a payment by such Guarantors to or on account of the Guarantees. It is understood that the provisions of this Article Seventeen are and are intended solely for the purpose of defining the relative rights of the Holders of the Guarantees, on the one hand, and the holders of the Senior Indebtedness of the Guarantors, on the other hand. Nothing contained in this Article Seventeen or elsewhere in this Indenture or in the Guarantees is intended to or shall impair, as between the Guarantors and the Holders of the Guarantees, the obligation of such Guarantors, which is unconditional and absolute, to pay to the Holders of the Guarantees for any obligation thereunder and when the same shall become due and payable in accordance with their terms, or to affect the relative rights of the Holders of the Guarantees and creditors other than the holders of Senior Indebtedness of such Guarantors, nor shall anything herein or in the Guarantees prevent the Trustee or the Holder of any such Guarantees from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article Seventeen of the holders of Senior Indebtedness of such Guarantors in respect of cash, property or securities of such Guarantor received upon the exercise of any such remedy. Upon any payment or distribution of assets of such Guarantor referred to in this Article Seventeen the Trustee, subject to the provisions of Section 601, shall be entitled to rely upon a certificate of the liquidating trustee or agent or other Person making any distribution to the Trustee for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of Senior Indebtedness of such Guarantors and other indebtedness of such Guarantor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Seventeen.
          The Trustee, however, shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness of any Guarantor. The Trustee shall not be liable to any such holder if it shall pay over or distribute to or on behalf of Holders of Guarantees or the Guarantor moneys or assets to which any holder of Senior Indebtedness of any Guarantor shall be entitled by virtue of this Article Seventeen.

          If the Trustee or any Holder of Guarantees does not file a proper claim or proof of debt in the form required in any proceeding referred to above prior to 30 days before the expiration of the time to file such claim in such proceeding, then the holder of any Senior Indebtedness of any Guarantor is hereby authorized, and has the right, to file an appropriate claim or claims for or on behalf of such Holder of Guarantees.
          With respect to the holders of Senior Indebtedness of any Guarantor, the Trustee undertakes to perform or to observe only such of its covenants or obligations as are specifically set forth in this Article and no implied covenants or obligations with respect to holders of Senior Indebtedness of any Guarantor shall be read into this Indenture against the Trustee.
                    SECTION 1703. No Payment on Guarantees in Certain Circumstances.
          Unless otherwise specified pursuant to Section 301,
          (a) Upon the maturity of any Senior Indebtedness by lapse of time, acceleration (unless waived, rescinded or annulled) or otherwise, or upon any payment default (with or without the giving of notice or lapse of time or both, in accordance with the terms of the instrument governing such Senior Indebtedness of a Guarantor, and without any waiver or forgiveness) with respect to any Senior Indebtedness of a Guarantor, all amounts payable thereon shall first be paid in full before any payment is made, directly or indirectly by set off or otherwise, on account of any obligations arising under the Guarantees.
          (b) Upon a default with respect to any Senior Indebtedness (other than under circumstances when the terms of paragraph (a) of this Section are applicable), as such default is defined therein or in the instrument under which it is outstanding, permitting the holders to accelerate the maturity thereof, upon written notice thereof given to such Guarantor and the Trustee by or on behalf of holders of such Senior Indebtedness (“Default Notice”), then, unless and until such default shall have been cured or waived by the holders of such Senior Indebtedness or shall have ceased to exist (the “Payment Blockage Period”), no direct or indirect payment shall be made by such Guarantor with respect to any obligations arising under the Guarantees; provided, however, that this paragraph (b) shall not prevent the making of any payment (which is not otherwise prohibited by paragraph (a)) for more than 179 days after the Default Notice shall have been given unless the Senior Indebtedness of a Guarantor in respect of which such event of default exists has been declared due and payable in its entirety, in which case no such payment may be made until such acceleration has been rescinded or annulled or such Senior Indebtedness has been paid in full.
          (c) If, notwithstanding the foregoing provisions of this Section, any payment on account of principal of, or interest on, the Guarantees shall be received by the Trustee, by a Holder or by any Paying Agent (or, if the Company is acting as its own Paying Agent, money for any such payment is segregated and held in trust), then, unless and until such payment is no longer prohibited by this Section, such payment (subject to the provisions of Section 1604) shall be held in trust for the benefit of the holders of Senior Indebtedness of a Guarantor and, upon notice to the Trustee or such Paying Agent from the representative of the holders of the Senior Indebtedness of a Guarantor and pursuant to the directions of such representative, shall be paid over or delivered to the holders of such Senior Indebtedness or their representative(s), ratably according to the aggregate amount remaining unpaid on account of the principal of and interest on such Senior Indebtedness held or represented by each, for application to the payment or prepayment of all Senior Indebtedness of such Guarantor remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in accordance with its terms, after giving effect to any concurrent payment or distribution or provision therefor to or for the holders of Senior Indebtedness of such Guarantor. Promptly after becoming aware thereof, the Guarantor shall give written notice to the Trustee of any event prohibiting payments for any obligations arising under the Guarantees and, in such event, shall provide to the Trustee, in the form of an Officers’ Certificate, the names and addresses of the holders of such Senior Indebtedness and their representative(s), if any, the amount of the Senior Indebtedness held by each such holder, any information necessary to calculate the daily or other increase in Senior Indebtedness held by such holders and any other information which the Trustee may reasonably request to comply with this Article. Subject to the provisions of Section 1702 hereof, in the event that the Trustee or the Paying Agent reasonably determines that additional evidence is required with respect to any person as a holder of such Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee or the Paying Agent, as the case may be, may request that such person furnish evidence to its reasonable as to the extent such person is entitled to participate in such payment or distribution and as to other facts pertinent to the rights of such persons under this Article and if such evidence is not furnished, the Trustee or the Paying Agent, as the case may be, may defer any payment to such person pending judicial determination as to the right of such person to receive such payment.
                    SECTION 1704. Payments on Guarantees Permitted.
          Nothing contained in this Indenture or in any of the Guarantees shall (a) affect the obligation of the Guarantors to make, or prevent the Guarantors from making, at any time except as provided in Sections 1702 and 1703, payments of principal of (or premium, if any) or interest, if any, on the Guarantees or (b) prevent the application by the Trustee of any moneys deposited with it hereunder to the payment of or on account of the principal of (or premium, if any) or interest, if any, on the Guarantees, unless the Trustee shall have received at its Corporate Trust Office written notice of any event prohibiting the making of such payment more than two Business Days prior to the date fixed for such payment.
                    SECTION 1705. Authorization of Holders to Trustee to Effect Subordination.
          Each Holder of Securities by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this Article Seventeen and appoints the Trustee his attorney-in-fact for any and all such purposes.
                    SECTION 1706. Notices to Trustee.
          Notwithstanding the provisions of this Article or any other provisions of this Indenture, neither the Trustee nor any Paying Agent shall be charged with knowledge of the existence of any Senior Indebtedness of any Guarantor or of any event which would prohibit the making of any payment of moneys to or by the Trustee or such Paying Agent, unless and until the Trustee or such Paying Agent shall have received (in the case of the Trustee, at its Corporate Trust Office) written notice thereof from such Guarantor or from the holder of any such Senior Indebtedness or from the trustee for any such holder, together with proof satisfactory to the Trustee of such holding of such Senior Indebtedness or of the authority of such trustee; provided, however, that if at least two Business Days prior to the date upon which by the terms hereof any such moneys may become payable for any purpose; the Trustee shall not have received with respect to such moneys the notice provided for in this Section 1706, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such moneys and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary, which may be received by it within two Business Days prior to such date. The Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness of a Guarantor (or a trustee on behalf of such holder) to establish that such a notice has been given by a holder of such Senior Indebtedness or a trustee on behalf of any such holder. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of any such Senior Indebtedness to participate in any payment or distribution pursuant to this Article Seventeen, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of such Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article Seventeen and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.
                    SECTION 1707. Trustee as Holder of Senior Indebtedness of a Guarantor.
          The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article Seventeen in respect of any Senior Indebtedness of a Guarantor at any time held by it to the same extent as any other holder of such Senior Indebtedness and nothing in this Indenture shall be construed to deprive the Trustee of any of its rights as such holder.
          Nothing in this Article Seventeen shall apply to claims of, or payments to, the Trustee under or pursuant to Section 606.
                    SECTION 1708. Modifications of Terms of Senior Indebtedness of a Guarantor.
          Any renewal or extension of the time of payment of any Senior Indebtedness or the exercise by the holders of Senior Indebtedness of a Guarantor or the exercise by the holders of such Senior Indebtedness of any of their rights under any instrument creating or evidencing such Senior Indebtedness, including, without limitation, the waiver of default thereunder, may be made or done all without notice to or assent from the Holders of the Guarantees or the Trustee.
          No compromise, alteration, amendment, modification, extension, renewal or other change of, or waiver, consent or other action in respect of, any liability or obligation under or in respect of, or of any of the terms, covenants or conditions of any indenture or other instrument under which any Senior Indebtedness of a Guarantor is outstanding or of such Senior Indebtedness, whether or not such release is in accordance with the provisions of any applicable document, shall in any way alter or affect any of the provisions of this Article Seventeen or of the Guarantees relating to the subordination thereof.
                    SECTION 1709. Reliance on Judicial Order or Certificate of Liquidating Agent.
          Upon any payment or distribution of assets of any Guarantor referred to in this Article Seventeen, the Trustee and the Holders of the Guarantees shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, liquidating trustee, custodian, receiver, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Guarantees, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness of a Guarantor and other indebtedness of a Guarantor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Seventeen.
          This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Indenture.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

IMAX CORPORATION
By:
Name:
Title:

,
as Trustee

By:
Name:
Title:

EXHIBIT A
[FORM OF NOTATION OF SECURITY
RELATING TO GUARANTEE]
GUARANTEE
          [Name of Guarantor] (hereinafter referred to as the “Guarantor”, which term includes any successor person under the Indenture (the “Indenture”) referred to in the Security upon which this notation is endorsed) (the “Endorsed Security”), has unconditionally guaranteed (i) the due and punctual payment of the principal of, premium, if any, and interest on the Endorsed Security and all other Securities of the same series as the Endorsed Security (the “Guaranteed Securities”), whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal of, premium, if any, and interest, if any, on the Guaranteed Securities, to the extent lawful, and the due and punctual performance of all other obligations of the Company to the Holders of Guaranteed Securities or the Trustee all in accordance with the terms set forth in Article Fifteen of the Indenture and (ii) in case of any extension of time of payment or renewal of any Guaranteed Securities or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Indenture.
          The obligations of the Guarantor to the Holders of Guaranteed Securities and to the Trustee pursuant to the Guarantee evidenced hereby and the Indenture are expressly set forth in Article Fifteen of the Indenture and reference is hereby made to such Indenture for the terms of such Guarantee.
          No stockholder, officer, director or incorporator, as such, past, present or future, of the Guarantor shall have any personal liability under the Guarantee evidenced hereby by reason of his or its status as such stockholder, officer, director or incorporator.
          The Guarantee evidenced hereby shall not be valid or obligatory for any purpose until the certificate of authentication of the Guaranteed Securities shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

[NAME OF GUARANTOR]
By:

By:

B-1